SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.                  )

     Filed by the Registrant   [ X ]

     Filed by a Party other than the Registrant   [  ]

     Check the appropriate box:

     [  ]  Preliminary Proxy Statement       [   ]  Confidential.  For Use
                                                    of the Commission Only
                                                    (as permitted by Rule
                                                    14a-6(e)(2))
     [X]   Definitive Proxy Statement
     [ ]   Definitive Additional Materials
     [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  Statewide Financial Corp.
     ----------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
     ----------------------------------------------------------------------
          (Name of Person(s) Filing Proxy Statement, if Other Than the
                                   Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.
     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1)  Title of each class of securities to which transaction applies:
     ----------------------------------------------------------------------
          (2)  Aggregate number of securities to which transaction applies:
     ----------------------------------------------------------------------
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     ----------------------------------------------------------------------
          (4)  Proposed maximum aggregate value of transaction:
     ----------------------------------------------------------------------
          (5)  Total fee paid:
     ----------------------------------------------------------------------
     [  ] Fee paid previously with preliminary materials:
     ----------------------------------------------------------------------
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

          (1)  Amount Previously paid:
     ----------------------------------------------------------------------
          (2)  Form, Schedule or Registration Statement no.:
     ----------------------------------------------------------------------
          (3)  Filing Party:
     ----------------------------------------------------------------------
          (4)  Date Filed:
     ----------------------------------------------------------------------

                                     (LOGO)






     April 7, 1997


     Dear Statewide Financial Corp. Shareholder:

          You are cordially invited to attend the annual meeting of stockholders ( the "Annual Meeting") of Statewide Financial Corp. (the "Company"), the holding company for Statewide Savings Bank, S.L.A. (the "Bank"), to be held on May 7, 1997, at 10:30 a.m., at the Newark Airport Marriott, Newark International Airport, Newark, New Jersey 07114.

          At the Annual Meeting, shareholders will be asked to elect two members to the Board of Directors. In addition, shareholders will be asked to adopt certain amendments to the Company's existing Stock Benefit Plans. Under the Company's existing Stock Option and Management Recognition Plans, all shares are subject to a five year vesting schedule. The proposed amendments will permit acceleration of vesting in the event of a change in control of the Company.

          The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interests of the Company and its shareholders. For the reasons set forth in the Proxy Statement, the Board unanimously recommends that you vote "FOR" each matter to be considered.

          Your cooperation is appreciated since a majority of the common stock must be represented, either in person or by proxy, to constitute a quorum for the conduct of business. Whether or not you expect to attend, please sign, date and return the enclosed proxy card promptly in the postage-paid envelope provided so that your shares will be represented.

          On behalf of the Board of Directors, officers and all of the employees of the Company, I thank you for your continued interest and support.

                                        Sincerely yours,




                                        Victor M. Richel
                                        Chairman of the Board, President
                                        and Chief Executive Officer




                            STATEWIDE FINANCIAL CORP.
                                  70 Sip Avenue
                          Jersey City, New Jersey 07306
                     --------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 7, 1997
                     ---------------------------------------


          NOTICE IS HEREBY GIVEN that the annual meeting of shareholders (the "Annual Meeting") of Statewide Financial Corp. (the "Company") will be held on May 7, 1997, at 10:30 a.m., at the Newark Airport Marriott, Newark International Airport, Newark, New Jersey 07114.

          The purpose of the Annual Meeting is to consider and vote upon the following matters:

     1.     Election of two directors each to three-year terms of office;

     2.     Approval of amendments to the Statewide Financial Corp. 1996
          Incentive Stock    Option Plan;

     3. Approval of amendments to the Statewide Financial Corp. 1996 Stock Option Plan for Outside Directors;

     4. Approval of amendments to the Statewide Financial Corp. Recognition and Retention Plan for Executive Officers and Employees;

     5. Approval of amendments to the Statewide Financial Corp. Recognition and Retention Plan for Outside Directors; and

     6. Such other matters as may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the meeting.

          The Board of Directors has established March 17, 1997, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting and at any adjournments thereof. Only record holders of the common stock of the Company as of the close of business on that date will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

                                        By Order of the Board of Directors




                                        Victor M. Richel
                                        Chairman of the Board, President
                                        and Chief Executive Officer


     Jersey City, New Jersey
     April 7, 1997


                            STATEWIDE FINANCIAL CORP.
                                 70 Sip Avenue
                         Jersey City, New Jersey 07306
                         -------------------------------
                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                   MAY 7, 1997
                         -------------------------------



     Solicitation and Voting of Proxies

          This Proxy Statement is being furnished to shareholders of Statewide Financial Corp. (the "Company") in connection with the solicitation by the Board of Directors of proxies to be used at the annual meeting of shareholders (the "Annual Meeting"), to be held on May 7, 1997, at 10:30 a.m., at the Newark Airport Marriott, Newark International Airport, Newark, New Jersey 07114 and at any adjournments thereof. The 1996 Annual Report to Shareholders, including consolidated financial statements for the fiscal year ended December 31, 1996, and a proxy card, accompanies this Proxy Statement, which is first being mailed to record holders on or about April 7, 1997.

          Regardless of the number of shares of common stock owned, it is important that you vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Shareholders are urged to indicate their vote in the spaces provided on the proxy card. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxy cards will be voted "FOR" the election of each of the nominees for director named in this Proxy Statement and "FOR" the ratification of each of the other specific proposals presented in this Proxy Statement.

          Other than the matters set forth on the attached Notice of Annual Meeting of Shareholders, the Board of Directors knows of no additional matters that may be presented for consideration at the Annual Meeting. Execution of a proxy, however, confers on the designated proxy holders discretionary authority to vote the shares in accordance with their best judgment on such other business, if any, that may properly come before the Annual Meeting and at any adjournments thereof, including whether or not to adjourn the Annual Meeting.

          A proxy may be revoked at any time prior to its exercise by filing a written notice of revocation with the Corporate Secretary of the Company, by delivering to the Company a duly executed proxy bearing a later date, or by attending the Annual Meeting and voting in person. However, if you are a shareholder whose shares are not registered in your own name, you will need appropriate documentation from your record holder to vote personally at the Annual Meeting.

          The cost of solicitation of proxies on behalf of the Board of Directors will be borne by the Company. In addition to the solicitation of proxies by mail, Chase Mellon Shareholder Services LLC will assist the Company in soliciting proxies for the Annual Meeting and will be paid a fee of $3,500, plus out-of-pocket expenses.
     Proxies may also be solicited personally or by mail or telephone by directors, officers and other employees of the Company and Statewide Savings Bank, S.L.A. (the "Bank"), its wholly-owned subsidiary, without additional compensation therefor. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners, and will reimburse such holders for their reasonable expenses in doing so.

     Voting Securities

          The securities which may be voted at the Annual Meeting consist of shares of common stock, no par value, of the Company ("Common Stock"), with each share entitling its owner to one vote on all matters to be voted on at the Annual Meeting, except as described below. There is no cumulative voting for the election of directors.

          The close of business on March 17, 1997, has been fixed by the Board of Directors as the record date (the "Record Date") for the determination of shareholders of record entitled to notice of and to vote at the Annual Meeting and at any adjournments thereof. The total number of shares of Common Stock outstanding on the Record Date was 4,772,625 shares.

          In accordance with the provisions of the Company's Certificate of Incorporation, record holders of Common Stock who beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") are not entitled to any vote with respect to the shares held in excess of the Limit. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as by persons acting in concert with, such person or entity. The Company's Certificate of Incorporation authorizes the Board of Directors (i) to make all determinations necessary to implement and apply the Limit, including determining whether persons or entities are acting in concert, and
     (ii) to demand that any person who is reasonably believed to beneficially own stock in excess of the Limit supply information to the Company to enable the Board of Directors to implement and apply the Limit.

          The presence, in person or by proxy, of the holders of at least a majority of the total number of shares of Common Stock entitled to vote (after giving effect to the Limit described above, if applicable) is necessary to constitute a quorum at the Annual Meeting. In the event that there are not sufficient votes for a quorum, or to approve or ratify any matter being presented at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit the further solicitation of proxies.

          As to the election of directors, the proxy card being provided by the Board of Directors enables a shareholder to vote "FOR" the election of the nominees proposed by the Board of Directors, or to "WITHHOLD AUTHORITY" to vote for one or more of the nominees being proposed. Under New Jersey law and the Company's Bylaws, directors are elected by a plurality of votes cast, without regard to either broker non-votes, or proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

          As to the matters being proposed for shareholder action set forth in Proposals 2 through 5, the proxy card being provided by the Board of Directors enables a shareholder to check the appropriate box on the proxy card to (i) vote "FOR" the item, (ii) vote "AGAINST" the item, or (iii) "ABSTAIN" from voting on such item. Under New Jersey law, the affirmative vote of a majority of the votes cast at the Annual Meeting, in person or by proxy, is required to approve Proposals 2 through 5. Shares as to which the "ABSTAIN" box has been selected will be counted as present and will therefore have the effect of voting against Proposals 2 through 5. In contrast, broker non-votes will not be counted as present and so will have no effect.

     Security Ownership of Certain Beneficial Owners

          The following table sets forth information as to those persons believed by the Company to be beneficial owners of more than 5% of the Company's outstanding shares of Common Stock on the Record Date or as disclosed in certain reports regarding such ownership filed by such persons with the Company and with the Securities and Exchange Commission ("SEC"), in accordance with sections 13(d) and 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Other than those persons listed below, the Company is not aware of any person, as such term is defined in the Exchange Act, that owns more than 5% of the Company's Common Stock as of February 28, 1997.

                                                Amount and
                                                Nature of
                                                Beneficial Percent
     Title of Class  Name and Address of        Ownership  of Class
                     Beneficial Owner
     --------------  ------------------------- ----------- ---------
     Common Stock    Thomson, Horstmann &      599,700     12.3%
                     Bryant, Inc.
                     Park 80 West, Plaza Two
                     Saddle Brook, NJ  07663

     Common Stock    Statewide Savings Bank,   423,200(1)  8.7%
                     S.L.A. Employee Stock
                     Ownership Trust ("ESOP")
                     70 Sip Avenue
                     Jersey City, NJ 07306

     Common Stock    Wellington Management     264,800     5.4%
                     Company
                     75 State Street
                     Boston, MA 02109

     (1) The Board of Directors has appointed Messrs. Richel, Lenihan and Jehle to serve as the ESOP Administrative Committee. Manchester Trust Bank, Lakehurst, New Jersey has been appointed as the corporate trustee for the ESOP ("ESOP Trustee"). The ESOP Trustee must vote all allocated shares held in the ESOP in accordance with the instructions of the participants. Under the ESOP, unallocated shares will be voted by the ESOP Trustee and shares allocated to participant's accounts who do not provide voting instructions to the ESOP Trustee will be voted by the ESOP Trustee in the best interest of the participants and beneficiaries in accordance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").


     Interest of Certain Persons in Matters to be Acted Upon


          All persons standing for election as director were unanimously nominated by the Board of Directors. No person being nominated as a director is being proposed for election pursuant to any agreement or understanding between any such person and the Company.

          Directors of the Company and the Bank have been granted stock options and awards under the Statewide Financial Corp. 1996 Stock Option Plan for Outside Directors and the Statewide Financial Corp. Recognition and Retention Plan for Outside Directors, respectively. Approval of amendments to these Plans are being presented in Proposals 3 and 5.

          Executive Officers and employees of the Company and the Bank have been granted stock options and awards under the Statewide Financial Corp. 1996 Incentive Stock Option Plan and the Statewide Financial Corp. Recognition and Retention Plan for Executive Officers and Employees, respectively. Approval of amendments to these Plans are beings presented in Proposals 2 and 4.

                     PROPOSALS TO BE VOTED ON AT THE MEETING

                       PROPOSAL 1.  ELECTION OF DIRECTORS

          The Board of Directors of the Company currently consists of six directors and is divided into three classes. Each of the six members of the Board of Directors of the Company also presently serve as directors of the Bank. Directors are elected for staggered terms of three years each, with the term of office of only one of the three classes of Directors expiring each year. Directors serve until their successors are elected and qualified.

          The two nominees proposed for election at this Annual Meeting are Maria F. Ramirez and Stephen R. Tilton.

          In the event that any such nominee is unable to serve or declines to serve for any reason, it is intended that the proxies will be voted for the election of such other person as may be designated by the present board of Directors. The Board of Directors has no reason to believe that any of the persons named will be unable or unwilling to serve. Unless authority to vote for the nominee is withheld, it is intended that the shares represented by the enclosed proxy card, if executed and returned, will be voted FOR the election of the nominees proposed by the Board of Directors.

          In June, 1996, Mr. Edward D. Knapp resigned from the Company's Board of Directors to pursue other business interests. In January, 1997, Mr. Thomas Sharkey, Sr. was appointed to the Board to fulfill the unexpired portion of Mr. Knapp's term.

          THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.


     Information with Respect to the Nominees, Continuing Directors and Executive Officers

          The following table sets forth, as of the Record Date, the names of the nominees and those directors whose terms continue beyond the Annual Meeting and their ages, a brief description of their recent business experience, including present occupations and employment, certain directorships held by each, the year in which each became a director of the Company or the Bank, and the year in which their terms (or in the case of the nominees, their proposed terms) as director of the Company expire. The table also sets forth the amount of Common Stock and the percent thereof beneficially owned by each and all directors and executive officers as a group as of February 28, 1997.

                                                 Expiration   Shares of
     Name and Principal Occupation      Director     of      Common Stock Percent
     at Present and for Past Five   Age Since(1)   Term as   Beneficially of Class
     Years                                        Director     Owned(2)
     -----------------------------  --- -------- ----------  -----------    ------
     Maria F. Ramirez               49    1989      2000        29,081.000   0.60%
       President of Maria Fiorini
       Ramirez, Inc., an
       international economic and
       investment advisory
       firm and Maria Fiorini
       Ramirez Securities, Inc.,
       securities brokerage firm.

     Stephen R. Tilton              51    1989      2000        56,581.000   1.16%
       President of Garban, Ltd.,
       a financial services firm.

     Continuing Directors
     Victor M. Richel               58    1974      1999    103,198.258(3)  2.12%
       Chairman of the Board,
       President and Chief
       Executive Officer of the
       Company; Chairman and Chief
       Executive Officer of the
       Bank; formerly a group Vice
       President of Elizabethtown
       Gas Company, a public
       utility.

     Walter G. Scott                55     1986     1999     50,581.000     1.04%
       President of Scott Printing
       Corporation, a financial
       printing company.

     Thomas Sharkey, Sr.            63     1997     1998     17,245.000     0.35%
       Chairman, Meeker Sharkey
       Financial Group
     Thomas V. Whelan               53     1995     1998     60,581.000     1.25%
       Chairman of the Board and
       Chief Executive Officer of
       Healthways Communications,
       Inc., a medical education
       and communications company.

     Executive Officers of the Company, Name and Position With Company


     Michael J. Griffin             47       -       -       23,012.000     0.47%
       President and Chief
     Operating
       Officer of the Bank

     Robert H. Hunt, Jr.            49       -       -       15,196.318(4)  0.31%
       Senior Vice President of
       the Bank

     Augustine F. Jehle             53       -       -       13,608.709(5)  0.28%
       Vice President and
       Secretary of the Company
       and Senior Vice President
       of the Bank
     Bernard F. Lenihan             50       -       -       44,413.780(6)  0.91%
       Senior Vice President,
       Treasurer and Chief
       Financial Officer

     Stock Ownership of all
     Directors and Executive
     Officers of the Company as a
     Group (10 persons)              -      -        -      413,498.065     8.50%

     (1) Includes years of service as a director of the Bank and its predecessor institutions.

     (2) Beneficially owned shares include shares over which the named person exercised either sole or shared voting power or sole or shared investment power. It also includes shares owned (i) by a spouse, minor children or relatives sharing the same home, (ii) by entities owned or controlled by the named person, and (iii) by other persons if the named person has the right to acquire such shares within sixty (60) days by the exercise of any right or option. Unless otherwise noted, all shares are owned of record and beneficially by the named person.

     (3) Includes 1,834.758 shares held by the Company's 401(k) Plan for Mr. Richel's benefit, 1,462.5 shares held by the Bank's ESOP and allocated for Mr. Richel's benefit, 560 shares held by Mr. Richel's spouse in her own name and 1,000 shares held by Mr. Richel's child in his own name.

     (4) Includes 545.918 shares held for Mr. Hunt's benefit by the Company's 401(k) Plan and 1,424.4 shares allocated for Mr. Hunt's benefit under the Bank's ESOP.

     (5) Includes 1,645.509 shares held for Mr. Jehle's benefit by the Company's 401(k) Plan and 1,382.2 shares allocated for Mr. Jehle's benefit under the Bank's ESOP.

     (6) Includes 1,738.28 shares held for Mr. Lenihan's benefit under the Company's 401(k) Plan, 1,462.5 shares allocated for Mr. Lenihan's benefit under the Bank's ESOP, 1,280 shares held by Mr. Lenihan's spouse in her own name, and 2,243 shares held by trusts for the benefit of Mr. Lenihan's children. Mr. Lenihan is the Trustee of these trusts.


     Meetings of the Board of Directors and Committees of the Board of Directors

          The Board of Directors conducts its business through meetings of the Board of Directors and through activities of its committees. During 1996, the Board of Directors of the Company held eight (8) meetings. All of the directors of the Company attended at least 75% of the total number of the Company's Board meetings held and committee meetings on which such directors served during 1996.

          Audit Committee. The Company and the Bank maintain an Audit Committee. The Audit Committee of the Company and the Bank consists of Messrs. Whelan (Chairman) and Scott, and Mr. Frank D. Garibaldi, a Bank director, all of whom are outside directors of the Company and the Bank. The Audit Committee arranges the annual financial statement audit through the Company's and the Bank's independent certified public accountants, reviews and evaluates the recommendations of the annual audit, receives all reports of examinations of the Bank by the internal audit department, analyzes such internal audit reports, receives all reports of examination of the Bank by regulatory agencies, analyzes such regulatory reports, and reports to the Board of Directors the results of their analysis. The Audit Committee met four (4) times during 1996.

          Compensation/Benefits Committee. The Company and the Bank maintain a Compensation/Benefits Committee. The Compensation/Benefits Committee consists of Messrs. Scott (Chairman), Tilton and Whelan, and Ms. Ramirez. The Compensation/Benefits Committee meets to establish compensation for the Chief Executive Officer, approve the compensation of executive officers and various compensation and benefits to be paid to employees and to review the incentive compensation programs when
     necessary.   The Compensation/Benefits Committee met six (6) times
     during 1996.

          Nominating Committee. The Company and the Bank each maintain a Nominating Committee. The Nominating Committee of the Company consists of Ms. Ramirez (Chairwoman) and Messrs. Richel, Tilton and Whelan. The Nominating Committee of the Bank consists of Ms. Ramirez (Chairwoman) and Messrs. Garibaldi, Richel, Tilton and Whelan. The Nominating Committees select the Company's and the Bank's Boards nominees to stand for election to the Board of Directors at the Annual Meeting.

     Directors' Compensation

          Directors' Fees. Directors who are not also serving as employees of the Company or the Bank ("Outside Directors") receive an annual retainer of $10,000 for serving on the Board, $600 for each Board meeting attended and an annual retainer of $2,500 for each Committee, if any, upon which they serve. Outside Directors also receive $500 per Committee meeting attended. Directors who are also officers of the Bank do not receive fees or other compensation for their Board or Committee participation.

          Directors' Stock Option Plan. The Company maintains the Statewide Financial Corp. 1996 Stock Option Plan for Outside Directors (the "Outside Directors' Plan"). Under the Outside Directors' Plan, 158,700 shares of Common Stock have been reserved for issuance. Non-employee directors of the Company, the Bank, and any other subsidiaries which the Company may acquire or incorporate are eligible to participate in the Outside Directors' Plan. Each participant in the Outside Directors' Plan automatically receives an option to purchase 26,450 share of Common Stock, to the extent shares are available under this plan, effective as of the date such participant commences his service on the Board of Directors. No option may be exercised more than ten years after the date of its grant. The purchase price of the shares of Common Stock subject to options under the Outside Directors' Plan is 100% of the fair market value on the date such option is granted. All options granted pursuant to the Outside Directors' Plan are subject to a vesting restriction, with 20% of such options vesting and becoming exercisable on the first anniversary date of such grant and each anniversary date thereafter. The Company has presented to shareholders for approval certain amendments to the Outside Directors' Plan. See Proposal 3.

          Recognition and Retention Plan for Outside Directors. The Company maintains the Statewide Financial Corp. Recognition and Retention Plan for Outside Directors (the "Directors' RRP"). Under the Directors' RRP, grants of up to 63,480 shares of Common Stock may be made to non-employee directors of the Company, the Bank and any other subsidiaries which the Company may acquire or incorporate.
     Under the Directors' RRP, each such director will receive a grant of 10,580 shares of Common Stock, to the extent shares are available under this plan, as of the date such participant commences his service on the Board of Directors. Grants of stock under the Directors' RRP are subject to a five year vesting schedule, with 20% of a grant vesting on the first anniversary date of the grant and 20% vesting each anniversary thereafter. Shares subject to grants under the Directors' RRP may not be transferred until they have vested. During the vesting period, Directors may vote such shares and are entitled to receive cash dividends upon such shares. The Company has presented to shareholders for approval certain amendments to the Directors' RRP. See Proposal 5.

     Executive Compensation

          The report of the compensation/benefits committee and the following stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     Compensation Committee Report on Executive Compensation.

          General. The Company's executive compensation program is administered by the Compensation/Benefits Committee of the Board of Directors. The Compensation/Benefits Committee is comprised of Messrs. Scott (Chairman), Tilton and Whelan and Ms. Ramirez. The Compensation/Benefits Committee is responsible for establishing the compensation levels and benefits for executive officers of the Company and the Bank.

          Compensation Policies. The Compensation/Benefits Committee has the following goals for compensation programs impacting the executive officers of the Company and the Bank:

     (bullet) to align the interests of executive officers with the long-term interests of shareholders through awards that can result in ownership of Common Stock;

     (bullet) to retain the executive officers who have led the Company to high performance levels and allow the Company to attract high quality executive officers in the future by providing total compensation opportunities which are consistent with competitive norms of the industry and the Company's level of performance; and

     (bullet) to maintain reasonable "fixed" compensation costs by targeting base salaries at a competitive average.

     In addition, in order to align the interests and performance of its executive officers with the long term interests of its shareholders, the Company has adopted plans which reward the executives for delivering long term value to the Company and the Bank.

          The executive compensation package available to executive officers will be composed of the following components:

          1.  base salary;
          2.  short-term incentive compensation; and
          3. long-term incentive compensation, including stock options and stock awards.

     Mr. Richel has an Employment Agreement with the Company and the Bank which specifies a minimum base salary and requires periodic review of such salary. In addition, executive officers participate in other benefit plans available to all employees, including the ESOP and the 401(k) Plan.

          Base Salary. The Compensation/Benefits Committee meets during the last quarter of each year to determine the level of any salary increase to take effect at the beginning of the year immediately following. While it uses no specific formula within its decision making process, the Compensation/Benefits Committee determines the level of salary increases after reviewing the qualifications and experience of the executive officers of the Company, the compensation paid to persons having similar duties and responsibilities at other institutions, and the size of the Company and the complexity of its operations.

          Short Term Incentive Compensation. Each year the Compensation/Benefits Committee establishes the size of the pool of available bonus money based upon the expected performance of the Company for that year. The parameters for the award of bonuses are related to the Company attaining specific levels of performance, and the individual achieving targeted objectives designed to support and implement the Company's objectives and strategies.

          Specific goals developed for 1996 related to: return on equity, earnings, expense levels and asset quality. Achievement of individual goals is reviewed by the Compensation/Benefits Committee to determine the extent to which the individual contributed to meeting the Company's goals, and to make a qualitative assessment of the individual officer's performance and an assessment, in the case of executive officers other than the Chief Executive Officer, of the extent to which the individual met additional goals specified in the annual incentive plan relating to his area of responsibility. The bonus for any individual executive officer can vary between zero and 100% of their individual target bonus, based upon their performance and the Company's performance.

          Long Term Incentive Compensation. The Statewide Financial Corp. 1996 Incentive Stock Option Plan and the Statewide Financial Corp. Recognition and Retention Plan for Executive Officers and Employees are long-term plans designed to align a significant portion of the executive compensation program with shareholder interests. The Company and the Bank have adopted the Incentive Option Plan and the RRP, respectively, under which Outside Directors and executive officers of the Company and the Bank may receive grants and awards. The Compensation/Benefits Committee believes that stock ownership is a significant incentive in building shareholders' wealth and aligning the interests of employees, Outside Directors and shareholders. All of the Outside Directors and executive officers have received grants and awards which have vesting schedules of 20 % per year beginning on the first anniversary of the grant or award. In issuing these grants and awards to executive officers, the Compensation/Benefits Committee took into account the financial performance of the Company, the long term strategic goals of Statewide to increase shareholder value and the executive's level of responsibility and contributions to the Company.

          A summary of the compensation awarded to Victor M. Richel, Chairman, President and Chief Executive Officer, and other executive officers, is set forth in the Summary Compensation Table, and reflects the facts and considerations as outlined above.

                                        The Compensation/Benefits Committee

                                        Walter G. Scott, Stephen R. Tilton,
                                        Thomas V. Whelan and Maria F.
                                        Ramirez

          Stock Performance Graph. The following graph shows a quarterly comparison of cumulative total shareholder return on the Company's Common Stock, based upon the market price of the Common Stock, with the S&P Small Cap 600 Index and the SNL Index for thrift institutions with assets between $500 million and $1 billion for the period beginning on September 29, 1995, the date the Company completed its initial public offering, through December 31, 1996. The information assumes that $100 was invested on September 29, 1995. The graph was derived from a limited period of time and reflects the market's reaction to the Company's initial public offering, and, as a result, may not be indicative of possible future performance of the Company's Common Stock.

                                                Period Ending
                               -----------------------------------------------
     Index                    10/2/95 12/31/95 3/31/96 6/30/96 9/30/96 12/31/96
     --------------------------------------------------------------------------
     Statewide Financial Corp.  100.00  130.60  128.75  123.75 132.30  145.94
     S&P Small Cap 600 Index    100.00  101.77  107.58  113.18 116.80  123.43
     SNL Thrifts (500M to $1B)
     Index                      100.00  104.40  104.86  108.99 117.37  129.45


     Annual Compensation and all Other Compensation

          Summary Compensation Table.  The following table shows, for the years ended December 31, 1996, 1995 and 1994, the cash compensation paid or accrued for those years, to the chief executive officer and to each of the Company's four highest paid executive officers earning over $100,000.




                                            Annual Compensation                   Long-Term Compensation
                                       ------------------------------    ---------------------------------------
                                                                               Awards          Payouts
                                                                       ---------------------  ---------
                                                                      Restricted   Securities
                                                          Other Annual   Stock     Underlying    LTIP     All Other
     Name and Principal                            Bonus  Compensation Award(s)     Options/   Payouts  Compensation
     Position                  Year    Salary ($)   ($)      ($)(1)     ($)(2)      SARs (#)    ($)(3)     ($)(4)
     ----------------------    ----    ----------  -----     ------     -------     ---------  -------  ------------
     Victor M. Richel          1996   $277,574    $138,500   $17,511  $615,227      $132,500   None      $ 21,031
       Chairman of the Board,
       President and CEO of
       the Company and         1995    189,348(5)  113,600    30,434         0             0   None             0
       Chairman and CEO of
       the Bank

     Clifford J. Adams         1996    174,236(6)        0    12,224   267,630(6)     31,700(6)None       172,244(6)
       President of the Bank
                               1995    167,420      49,800     8,758         0             0   None             0
                               1994    148,529           0    12,917         0             0   None             0


     Bernard F. Lenihan        1996    144,602      34,650    19,990   267,630        31,700   None        21,031
       Senior Vice President,  1995     91,060(5)   24,750     7,622         0             0   None             0
       Treasurer and CFO

     Augustine F. Jehle        1996    107,725      21,100    17,146   123,045        10,580   None        19,876
     Vice President and        1995    100,907      20,400     6,874         0             0   None             0
       Secretary of the Comp-
       any and Senior Vice     1994     90,428           0     6,612         0             0   None             0
       President of the Bank

     Robert H. Hunt, Jr.       1996    127,645      30,950    15,732   153,807        31,700   None        20,483
       Senior Vice President   1995     31,029(5)        0       391         0             0   None             0
       of the Bank



     (1) Includes the imputed value of personal use of Company automobiles, life insurance premiums and Company matching contributions to its 401(k) Plan.

     (2) Awards granted pursuant to the Statewide Financial Corp. Recognition and Retention Plan for Executive Officers and Employees (the "RRP") are subject to a five year vesting schedule, with the first 20% vesting on July 15, 1997, the first anniversary date of the effective date of the award, and are subject to forfeiture during the vesting period. The value of the awards made pursuant to the RRP was based upon a market value of $11.163 on the date of grant. At December 31, 1996, Messrs. Richel, Lenihan, Jehle and Hunt held an aggregate of 52,900, 23,012, 10,580 and 13,225 shares of Common Stock, respectively, the number of shares originally granted, which had a market value of $760,702, $330,913, $152,140, and $190,176, respectively.
          Pursuant to the RRP, recipients of restricted stock awards are entitled to receive dividends on the awards. All awards vest immediately upon termination of employment due to death or disability or, assuming shareholder approval of Proposal 4, upon a change in control of the Company.

     (3) For 1995 and 1994, the Company had no long-term incentive plans in existence.

     (4)  Includes shares of Common Stock granted pursuant to the ESOP.
          For 1996, Messrs Richel, Lenihan, Jehle and Hunt were allocated 1,462.5, 1,462.5, 1,382.2, and 1,424.4 shares of Common Stock, respectively. Dollar amounts reflect market value ($14.38) as of December 31, 1996.

     (5) Mr. Richel became Chairman, President and Chief Executive Officer of the Company on January 23, 1995, Mr. Lenihan became Senior Vice President, Treasurer and Chief Financial Officer of the Company on April 24, 1995, and Mr. Hunt became Chief Lending Officer of the Bank on September 25, 1995.

     (6) Mr. Adams resigned as President and Chief Operating Officer of the Bank effective December 4, 1996. Upon his resignation, Mr. Adams forfeited his restricted stock and stock option awards. In connection with Mr. Adam's resignation, the Company has agreed to pay Mr. Adams the sum of $172,244. This amount consists of payment of Mr. Adams' salary for eight months following his resignation, agreed upon benefits and a lump sum payment of $32,600 payable in December, 1997, provided Mr. Adams complies with the terms of that certain Severance Agreement between Mr. Adams and the Company.


          Employment Agreements. The Bank and the Company have entered into an employment agreement (the "Employment Agreement") with Mr. Richel. The employment agreement is intended to ensure that the Bank and the Company will be able to maintain a stable and competent management base. The continued success of the Bank and the Company depends, to a significant degree, on the skills and competence of Mr. Richel.

          The Employment Agreement provides for a three-year term, and further provides that it will automatically be renewed on each anniversary date unless, ninety days prior to such anniversary date, either party provides written notice of its intention not to renew. The Employment Agreement provides that Mr. Richel will receive an annual base salary of $227,200 for 1995, and that his base salary will be reviewed annually by the Board of Directors. In addition, the Employment Agreement provides that upon the attainment by the Bank and the Company of certain performance criteria, Mr. Richel is to receive a bonus in an amount up to 50% of his base salary, as determined by the Board of Directors. The Employment Agreement permits the Bank or the Company to terminate Mr. Richel's employment for cause at any time. The Employment Agreement defines cause to mean personal dishonesty, incompetence, wilful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, wilful violation of any law, rule or regulation (other than traffic violations or similar offenses) final cease and desist order, or material breach of any provision of the Employment Agreement. In the event Mr. Richel is terminated for any reason other than cause, or in the event Mr. Richel resigns his employment from the Bank and the Company because (i) he is reassigned to a position of lesser rank or status than Chairman of the Board and Chief Executive Officer; (ii) his place of employment is relocated by more than thirty miles from its location as of the date of the Employment Agreement; (iii) his compensation or other benefits are reduced; or (iv) the Company provides Mr. Richel with notice that it will not renew the Employment Agreement, Mr. Richel or, in the event of death, his beneficiary will be entitled to severance pay in an amount equal to the remaining salary payments under the Employment Agreement. In calculating the remaining term of the Employment Agreement, the Employment Agreement provides that Mr. Richel's termination shall be deemed to have occurred on the anniversary date preceding the notice of termination. Mr. Richel's Employment Agreement further provides that upon the occurrence of a change in control, as defined in the Employment Agreement, in the event Mr. Richel is terminated for reasons other than cause or in the event Mr. Richel, within eighteen months of the change in control resigns his employment for the reasons discussed above, he shall be entitled to receive his then current base salary and prior year's bonus for the remaining term of the Employment Agreement. The Employment Agreement also prohibits Mr. Richel from competing with the Bank for a period of one year following the termination of his employment.

          In the event of a change in control based upon the 1996 salary and bonus, Mr. Richel would have received approximately $1,216,500 in severance payments in addition to other cash and non-cash benefits provided for under the Employment Agreement.

          On January 8, 1997, Mr. Michael J. Griffin was hired to serve as President and Chief Operating Officer of the Bank. In connection with his employment, the Company entered into an Employment Agreement with Mr. Griffin. Pursuant to the Employment Agreement, Mr. Griffin is to be employed for a term of two years. He is to receive an annual base salary of $155,000. In addition, depending upon the Bank's performance, Mr. Griffin is entitled to receive a bonus in an amount of up to 30% of his base salary. The Bank is to also establish a Supplemental Retirement Plan for Mr. Griffin. The Employment Agreement permits the Bank to terminate Mr. Griffin's employment for cause. Cause is defined under Mr. Griffin's Employment Agreement in the same manner as it is defined under Mr. Richel's Employment Agreement. In the event Mr. Griffin is terminated for reasons other than cause, or in the event Mr. Griffin resigns because he is reassigned to a position of lesser rank or status than Chief Operating Officer, his principal place of employment is moved by more than 30 miles from its current place, or his compensation or other benefits are reduced (unless such reduction is part of an overall salary reduction program applicable to three or more executive employees of the Bank), Mr. Griffin will be entitled to receive his then current base salary through the remaining term of the Agreement. In addition, the Bank will continue to maintain Mr. Griffin's insurance and other benefits in effect through the end of the term of the Agreement. Mr. Griffin's Employment Agreement further provides that upon the occurrence of a change in control, as defined in the Employment Agreement, if Mr. Griffin is terminated for reasons other than cause or in the event Mr. Griffin, within 18 months of the change in control, resigns his employment for the reasons set forth above, he shall be entitled to receive a lump sum payment equal to two times his then current base salary. The Employment Agreement also prohibits Mr. Griffin from competing with the Bank for a period of six months following termination of his employment for any reason other than after a change in control.

          In the event of a change in control, based upon Mr. Griffin's contractually required 1997 salary, Mr. Griffin would receive $310,000 as severance, in addition to other cash and non-cash benefits provided for under his Employment Agreement.

          Change in Control Agreements. The Company and the Bank have entered into Change in Control Agreements ("CIC Agreements") with Messrs. Hunt, Lenihan and Jehle. The CIC Agreements provide for an initial two year term, and are renewable by the Board of Directors for additional periods. The CIC Agreements provide that in the event voluntary or involuntary termination follows a change in control of the Bank or the Company the officer, or in the event of death, his or her beneficiary, will be entitled to receive a severance payment equal to two times the officer's average annual compensation for the two years preceding termination. The CIC Agreements define a change in control generally to mean (i) a plan of reorganization, merger or sale of substantially all of the assets of the Bank or the Company in which the Bank or the Company is not the resulting entity; (ii) changes to the Board of Directors of the Bank or the Company whereby individuals who constitute the current Board of Directors cease to constitute a majority of the Board of Directors, subject to certain exceptions;
     (iii) a change in control as defined by HOLA and the rules and regulations of the Office of Thrift Supervision ("OTS") in effect as of the date of the CIC agreements; (iv) the acquisition by any person, directly or indirectly, of securities of the Company representing 25% or more of the Company's outstanding securities ordinarily having the right to vote for the election of directors; (v) a proxy statement soliciting proxies from shareholders of the Company is distributed by someone other than current management of the Company, seeking shareholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities subject to the plan or transaction are exchanged or converted into cash or property or securities not issued by the Company; or (vi) a tender offer is made for 25% or more of the voting securities of the Company and shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror. Payments and benefits under the CIC Agreements together with payments under any other benefit plans may constitute an excess parachute payment under Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), resulting in the imposition of an excise tax on the recipient and denial of the deduction for such excess amounts to the Company and the Bank.

          Supplemental Executive Retirement Plans. The Bank maintains a non-qualified supplemental executive retirement plan (the "SERP") for Mr. Richel. If Mr. Richel dies while employed by the Bank but before his normal retirement date, his designated beneficiary will receive payment in twenty equal annual installments. The SERP is considered an unfunded plan for tax and ERISA purposes. All obligations arising under the SERP are payable from the general assets of the Bank, however, the Bank has purchased life insurance policies on the life of Mr. Richel to provide the assets to meet its obligations under the SERP.

          The following table indicates the expected aggregate annual retirement benefit payable from the SERP to Mr. Richel.

       High 5-year      Years of Benefit Service at Retirement
         Average          25               30             35
      Earnings (1)
         $60,000    $  30,000         $  36,000      $  42,000
         $80,000    $  40,000         $  48,000      $  56,000
        $100,000    $  50,000         $  60,000      $  70,000
        $150,000    $  75,000         $  90,000       $105,000
        $200,000     $100,000          $120,000       $140,000
        $250,000     $125,000          $150,000       $175,000
        $300,000     $150,000          $180,000       $210,000
        $350,000     $175,000          $210,000       $245,000
        $400,000     $200,000          $240,000       $280,000
        $450,000     $225,000          $270,000       $315,000
        $500,000     $250,000          $300,000       $350,000


     (1)  Mr. Richel has 23 years of credited service under the SERP.


          The Bank maintains a separate SERP for certain executive officers other than Mr. Richel. Messrs. Hunt, Jehle and Lenihan currently participate in this SERP. In addition, pursuant to his Employment Agreement, Mr. Griffin will participate in this SERP. A participant's benefit under the SERP is a percentage of the participant's final average compensation. Under the SERP, the final average compensation is determined by taking the average of the participant's highest three years of total compensation out of their last five years of total compensation. The SERP is designed so that each participant will receive a benefit equal to 45 percent of their final average compensation at age 55. If the participant continues their employment with the Bank until age 65, such participant's benefit will proportionately increase until it equals 60 percent of their final average compensation. Participants may receive a benefit upon retiring at age 55 or thereafter. Annual payments will be made for the life of the Plan participant, and upon the participant's death, for the remaining life of the participant's spouse. If both the participant and their spouse died prior to receiving 20 annual payments under the SERP, the lump sum present value of 20 annual payments less the annual payments already received will be paid to the participants or their spouse's estate.


          Incentive Stock Option Plan. The Company maintains the Statewide Financial Corp. 1996 Incentive Stock Option Plan (the "Incentive Option Plan") which provides discretionary awards to officers and key employees as determined by the Stock Option Subcommittee of the Compensation/Benefits Committee of the Board of Directors, which members consist of disinterested directors who administer the Incentive Option Plan. The following table lists all grants of options under the Incentive Option Plan to the named executive officers for 1996 and contains certain information about potential value of those options based upon certain assumptions as to the appreciation of the Company's Common Stock over the life of the option.



                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                  INDIVIDUAL GRANTS

                          Number of                                    Present
                         Securities   % of Total                       Value of
                         Underlying  Option/SARs Exercise             Option on
                        Options/SARs  Granted to  or Base              Date of
                           Granted   Employees in  Price  Expiration    Grant
     Name                  (#)(1)    Fiscal Year  ($/SH)     Date       ($)(2)
                            -----        ----     ------     ----     ----------
     Victor M. Richel       132,500     51.8%     $12.19    6/12/06    $398,825
     Clifford J. Adams(3)    31,700     12.4       12.19    6/12/06      95,417
     Bernard F. Lenihan      31,700     12.4       12.19    6/12/06      95,417
     Augustine F. Jehle      10,580      4.1       12.19    6/12/06      31,846
     Robert H. Hunt, Jr.     31,700     12.4       12.19    6/12/06      95,417

     (1) Options granted to Messrs. Richel, Adams, Lenihan, Jehle and Hunt pursuant to the Incentive Option Plan become exercisable in five equal annual installments commencing on June 12, 1997, the first anniversary date of the grant. To the extent not already exercisable, the options become exercisable upon death, disability or, assuming shareholder approval of Proposal 2, upon a change in control of the Company.

     (2) The present value of option grants has been estimated using the Black-Scholes option pricing model and the following assumptions: dividend yield of 3.28%, expected volatility of 25.0% and a risk-free interest rate of 6.81%.

     (3) Mr. Adams resigned as President and Chief Operating Officer of the Bank as of December 4, 1996. None of the options granted to Mr. Adams had vested prior to his resignation, and so all such options were forfeited.


          The following table provides certain information with respect to the number of shares of Common Stock represented by outstanding options held by the named executive officers as of December 31, 1996. Also reported are the value of "in-the-money" options which represent the positive spread between the exercise price of any such existing stock options and the year-end price of the Common Stock. No options were exercisable by the named executive officers in 1996.

                 AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL
                        YEAR AND FY-END OPTION/SAR VALUES


                                                               Value of
                                                              Unexercised
                                                Number of     In-the-Money
                                               Securities   Options/SARs at
                                               Underlying     FY-End ($)
                            Shares             Unexercised (based on $14.38
                           Acquired           Options/SARs    per share)
                              on     Value    at FY-End (#)(E)Exercisable/
                           Exercise Realized  Exercisable/ (U)Unexercisable
     Name                     (#)     ($)     Unexercisable       (2)
                           -------- --------  -----------------------------

     Victor M. Richel         0        0      0/132,500       $290,175(U)
     Clifford J. Adams        0        0               (1)            (1)
     Bernard F. Lenihan       0        0       0/31,700         69,423(U)
     Augustine F. Jehle       0        0       0/10,580         23,170(U)
     Robert H. Hunt, Jr.      0        0       0/31,700         69,423(U)

     Mr. Adams resigned as President and Chief Operating Officer of the Bank as of December 4, 1996. None of the options granted to Mr. Adams had vested prior to his resignation, and so all such options were forfeited.

     (2) Market value of the underlying securities at year end ($14.38) minus the exercise price ($12.19) per share. Options vest at an annual rate of 20% of the original amount granted beginning on June 12, 1997.


     Transactions With Certain Related Persons

          The Bank has had, and is likely in the future to have, banking transactions in the ordinary course of its business with the Company's and the Bank's directors, executive officers and their affiliates (each a "related party" and collectively, the "related parties").
     Past transactions were, and future transactions will be, on the same terms and conditions as are prevailing at the time such transactions occur for comparable transactions with unrelated borrowers and are not believed to involve more than the normal risk of repayment.


                            SUMMARY AND BACKGROUND OF
                             PROPOSALS 2, 3, 4 AND 5

          At the Company's 1996 Annual Meeting of Shareholders, shareholders approved the 1996 Incentive Stock Option Plan (the "Incentive Option Plan"), the 1996 Stock Option Plan for Outside Directors (the "Directors' Options Plan"), the Recognition and Retention Plan for Executive Officers and Employees (the "RRP") and the Recognition and Retention Plan for Outside Directors (the "Directors' RRP"). Each of the Plans provides for a vesting period of five years, with 20% of any option or share grant awarded vesting on the first anniversary of the date of grant and 20% vesting upon each anniversary date thereafter. Under regulations of the Office of


     Thrift Supervision ("OTS") applicable to the Plans at the time they were adopted, vesting may only be accelerated in the event of a Plan participant's death or disability. The Board of Directors of the Company has adopted amendments to each of the Plans to provide for accelerated vesting of the Plans in the event of a change in control of the Company, and believes that the adoption of these amendments to the Plans are in the best interests of the Company and its shareholders. Although the Plans permit the Board of Directors to adopt amendments to each of the Plans, under policies of the OTS any amendments which accelerate vesting upon a change in control of the Company must be approved by the shareholders of the Company. Therefore, the amendments to each of the Plans are being presented to the shareholders of the Company for approval at this Annual Meeting. The amendments to the Plans could make it more expensive for a company or person to acquire control of the Company and could deter offers to stockholders which might be viewed by such stockholders to be in their best interests.

             PROPOSAL 2.  AMENDMENT OF THE STATEWIDE FINANCIAL CORP.
                        1996 INCENTIVE STOCK OPTION PLAN

          As discussed above under "Summary and Background of Proposals 2, 3, 4 and 5", the Board of Directors of the Company has adopted amendments to the Incentive Option Plan. The amended and restated Incentive Plan is attached as Exhibit A with the amendments marked. The following is a summary of the material features of the Incentive Option Plan which is qualified in its entirety by reference to the complete provisions of the attached amended and restated Incentive Option Plan.

          The Incentive Option Plan authorizes the granting of stock options for the purchase of up to 370,300 shares of Common Stock. The Incentive Option Plan is administered by the Stock Option Subcommittee of the Compensation/Benefits Committee of the Board (the "Committee"), the members of which are all Outside Directors. In 1996, the Committee awarded options to purchase 253,800 shares of Common Stock to current officers and employees of the Company and the Bank. All of such options are subject to a five-year vesting schedule with 20% of the options vesting and becoming exercisable on the first anniversary of their grant and 20% vesting each anniversary date thereafter.

          All key employees of the Company and its affiliates are eligible to participate in the Incentive Option Plan. The Committee, in its absolute discretion, may select employees from those eligible to receive options.

          The Incentive Option Plan authorizes the grant of (i) options to purchase the Company's Common Stock intended to qualify as incentive stock options under Section 422 of the Code, referred to as "incentive stock options" and (ii) options that do not so qualify referred to as "non-statutory options."

           The exercise price of all Options granted under the Incentive Option Plan must be 100% of the fair market value of the underlying Common Stock at the time of grant.

          The purpose of requesting shareholder ratification of these amendments is to comply with certain OTS policies concerning stock benefit plans adopted within one year of an institution's conversion from mutual to stock form. The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting is required for ratification. In the event that shareholders ratification is not received, the Incentive Option Plan will remain in effect, but without the above described amendments.

          Unless marked to the contrary, the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" the amendment of the Statewide Financial Corp. 1996 Incentive Stock Option Plan.

          THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT OF THE STATEWIDE FINANCIAL CORP. 1996 INCENTIVE STOCK OPTION PLAN.



             PROPOSAL 3. AMENDMENT OF THE STATEWIDE FINANCIAL CORP.
                  1996 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS

          As discussed above under "Summary and Background of Proposals 2, 3, 4 and 5", the Board of Directors of the Company has adopted amendments to the Directors' Option Plan. The amended and restated Directors' Option Plan is attached as Exhibit B with the amendments marked. The following is a summary of the material features of the Directors' Option Plan which is qualified in its entirety by reference to the complete provisions of the attached amended and restated Directors' Option Plan.

          The Directors' Option Plan authorizes the granting of non-statutory options for a total of 158,700 shares of Common Stock to certain members of the Board of Directors of the Company and the Bank. Directors who are not also serving as employees of the Company or any of its affiliates and who are serving in such capacity on the effective date of the Directors' Option Plan are eligible to participate in the Directors' Option Plan. Each member of the Board of Directors who is not an officer of the Bank or the Company automatically received options to purchase 26,450 shares of Common Stock, at an exercise price of $12.19, or 100% of the fair market value of the Common Stock of the Company on the date of the grant, which was June 12, 1996. On January 7, 1997, Mr. Sharkey Sr. was appointed to the Board of Directors and received options to purchase 26,450 shares of Common Stock at an exercise price of $14.35, or 100% of the fair market value of the Common Stock on the date of grant.

          To the extent options for shares are available for grants under the Directors' Option Plan, each Outside Director of the Company who is first elected as a director subsequent to the effective date of the Directors' Option Plan ("Subsequent Outside Director") will be granted options to purchase 26,450 shares of Common Stock. If options for sufficient shares are not available to fulfill the grant of options to a Subsequent Outside Director, and thereafter options become available under the Directors' Option Plan, such Subsequent Outside Director shall receive options to purchase an amount of shares of Common Stock determined by dividing equally among all Subsequent Outside Directors, options for the number of shares available. The exercise price per share of each option will be the fair market value of the shares of Common Stock on the date the option is granted. All options granted under the Directors' Option Plan expire upon the earlier of 10 years following the date of grant or one year following the date the optionee ceases to be a director for any reason other than removal for cause, in which case all outstanding options are immediately terminated.

          The purpose of requesting shareholder ratification of these amendments is to comply with certain OTS policies concerning stock benefit plans adopted within one year of an institution's conversion from mutual to stock form. The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting is required for ratification. In the event that shareholders ratification is not received, the Directors' Option Plan will remain in effect, but without the above described amendments.

          Unless marked to the contrary, the shares represented by the enclosed proxy card, if executed and returned will be voted "FOR" the amendment of the Statewide Financial Corp. 1996 Stock Option Plan for Outside Directors.

          THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT OF THE STATEWIDE FINANCIAL CORP. 1996 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS.



             PROPOSAL 4. AMENDMENT OF THE STATEWIDE FINANCIAL CORP. RECOGNITION AND RETENTION PLAN FOR EXECUTIVE OFFICERS AND EMPLOYEES


          As discussed above under "Summary and Background of Proposals 2, 3, 4 and 5", the Board of Directors of the Company has adopted amendments to the RRP. The amended and restated Statewide Financial Corp. Recognition and Retention Plan for Executive Officers and Employees is attached as Exhibit C with the amendments marked. The following is a summary of the material features of the RRP which is qualified in its entirety by reference to the complete provisions of the attached amended and restated Statewide Financial Corp. Recognition and Retention Plan for Executive Officers and Employees.

          The RRP is a non-qualified plan under ERISA. The RRP permits the granting of restricted stock awards to eligible officers of the Company and its affiliates.

          The RRP authorizes the granting of plan share awards ("Plan Share Awards") for up to 148,120 shares of Common Stock, subject to adjustment in the event of certain capital changes. The RRP is administered by the Committee, which consists only of Outside Directors of the Company. The Committee has the authority to determine the officers to whom Plan Share Awards will be granted, the amount of such awards, to establish terms and conditions for such awards and to establish such rules and regulations as it deems necessary for the proper administration of the Plan.

          Plan Share Awards are nontransferable and nonassignable. During the vesting period for awards, recipients of Plan Share Awards are entitled to vote the shares subject to such awards, whether or not vested, and receive any dividends paid on such shares. Shares subject to unvested Plan Share Awards may not be transferred.

          The RRP complies with the regulations of the OTS. The OTS has not endorsed or approved the RRP.


          The purpose of requesting shareholder ratification of these amendments is to comply with certain OTS policies concerning stock benefit plans adopted within one year of an institution's conversion from mutual to stock form. The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting is required for ratification. In the event that shareholders ratification is not received, the RRP will remain in effect, but without the above described amendments.

          Unless marked to the contrary, the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" the amendment of the Statewide Financial Corp. Recognition and Retention Plan for Executive Officers and Employees.

          THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT OF THE STATEWIDE FINANCIAL CORP. RECOGNITION AND RETENTION PLAN FOR EXECUTIVE OFFICERS.


             PROPOSAL 5.  AMENDMENT OF THE STATEWIDE FINANCIAL CORP.
              RECOGNITION AND RETENTION PLAN FOR OUTSIDE DIRECTORS

          As discussed above under "Summary and Background of Proposals 2, 3, 4 and 5", the Board of Directors of the Company has adopted amendments to the Directors' RRP. The amended and restated Statewide Financial Corp. Recognition and Retention Plan for Outside Directors is attached as Exhibit D with the amendments marked. The following is a summary of the material features of the Directors' RRP which is qualified in its entirety by reference to the complete provisions of the attached amended and restated Statewide Financial Corp. Recognition and Retention Plan for Outside Directors.

          The Directors' RRP authorizes the granting of Plan Share Awards for a total of 63,480 shares of Common Stock to certain members of the Board of Directors of the Company and the Bank, subject to adjustment in the event of capital changes. Directors who are not also serving as employees of the Company or any of its affiliates and who are serving in such capacity on the effective date of the Directors' RRP, which was July 29, 1996, are eligible to participate in the Directors' RRP. Each member of the Board of Directors who was not an officer of the Bank or the Company received a Plan Share Award of 10,580 shares of Common Stock on the effective date.

          To the extent shares are available for grants under the Directors RRP, each Outside Director of the Company who is elected as a director subsequent to the effective date of the Directors RRP ("Subsequent Outside Director") will be granted an award equal to 10,580 shares of Common Stock.

          If sufficient shares are not available to fulfill the grant of awards to a Subsequent Outside Director, and thereafter shares become available through forfeiture, such Subsequent Outside Director shall receive an amount of shares of Common Stock determined by dividing equally among all Subsequent Outside Directors, the number of shares available in the Plan.

          Plan Share Awards are nontransferable and nonassignable. During the vesting period of any Plan Share Award, a recipient is entitled to vote the shares subject to such Plan Share Award and receive any dividends paid on such shares. Shares subject to unvested Plan Share Awards may not be transferred.

          The purpose of requesting shareholder ratification of these amendments is to comply with certain OTS policies concerning stock benefit plans adopted within one year of an institution's conversion from mutual to stock form. The affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy and entitled to vote at the Annual Meeting is required for ratification. In the event that shareholders ratification is not received, the Directors' RRP will remain in effect, but without the above described amendments.

          Unless marked to the contrary, the shares represented by the enclosed proxy card, if executed and returned, will be voted "FOR" the amendment of the Statewide Financial Corp. Recognition and Retention Plan for Outside Directors.

          THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE AMENDMENT OF THE STATEWIDE FINANCIAL CORP. RECOGNITION AND RETENTION PLAN FOR OUTSIDE DIRECTORS.

                              INDEPENDENT AUDITORS

          The Company's independent auditors for the fiscal year ended December 31, 1996 were KPMG Peat Marwick LLP and the Company's Board of Directors has appointed KPMG Peat Marwick LLP to continue as independent auditors for the Bank and the Company for the year ending December 31, 1997.

          Representatives of KPMG Peat Marwick LLP will be present at the Annual Meeting. They will be given an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders present at the Annual Meeting.


                         COMPLIANCE WITH SECTION 16(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

          Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten percent shareholders are required by regulation of the SEC to furnish the Company with copies of all
     Section 16(a) forms they file.

          Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, during the year ended December 31, 1996, all filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were met.


                             ADDITIONAL INFORMATION

     Shareholder Proposals

          To be considered for inclusion in the company's proxy statement and form of proxy relating to the 1998 Annual Meeting of Shareholders, a shareholder proposal must be received by the Secretary of the Company at the address set forth on the first page of this Proxy Statement not later than December 7, 1997.

     Advance Notice of Shareholder Nominations to the Board of Directors

          The Bylaws of the Company provide an advance notice procedure for a shareholder to properly submit nominations to the Board of Directors. The shareholder must given written advance notice to the Secretary of the Company not less than fifty (50) days nor more than seventy-five (75) days prior to the date of the shareholder meeting, irrespective of any deferrals, postponements or adjournments thereof to a later date; provided, however, that in the event that less than sixty (60) days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever first occurs. The advance notice to the Secretary of the Company must include certain information regarding the shareholder and the nominee or nominees. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to a shareholder meeting any shareholder nominations to the Board of Directors which do not meet all of the requirements set forth in the Bylaws of the Company or do not meet all of the requirements established by the SEC for inclusion in effect at the time such nominations are received.
                                                                 EXHIBIT A

                            STATEWIDE FINANCIAL CORP.
              AMENDED AND RESTATED 1996 INCENTIVE STOCK OPTION PLAN

     1.   Purpose

          The purpose of the Statewide Financial Corp. (the "Company") Amended and Restated 1996 Incentive Stock Option Plan (the "Plan") is to advance the interests of the Company and its shareholders by providing those key employees of the Company and its Affiliates, including Statewide Savings Bank, S.L.A. (the "Association"), upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its affiliates largely depends, with additional incentive to perform in a superior manner. A purpose of the Plan is also to attract people of experience and ability to the service of the Company and its Affiliates.

     2.   Definitions

          (a) "Affiliate" means (i) a member of a controlled group of corporations of which the Company is a member, and (ii) an unincorporated trade or business which is under common control with the Company as determined in accordance with Section 414(c) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder. For purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in Section 1563(a) of the Code determined without regard to
     Section 1563(a)(4) and (e)(3)(C).

          (b) "Award" means a grant of Non-statutory Stock Options or Incentive Stock Options under the provisions of this Plan.


          (c) "Board of Directors" or "Board" means the Board of Directors of the Company.

          (d) "Change in Control" means:

            (1) a reorganization, merger, consolidation or sale of all or substantially all of the assets of the Company, or a similar transaction in which the Company is not the resulting entity; or

            (2) individuals who constitute the Incumbent Board (as defined below) of the Company cease for any reason to constitute a majority thereof; or

            (3) the occurrence of a change in control within the meaning of 12 C.F.R. Section 574.4; or

            (4) an event of a nature that would be required to be reported in response to Item I of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or results in a change in control of the Company within the meaning of the Home Owners' Loan Act of 1933 and the Rules and Regulations promulgated by the Office of Thrift Supervision or its predecessor agency, as in effect on the date hereof; or

            (5) without limitation, a change in control shall be deemed to have occurred at such time as (i) any "person" (as the term is used in Section 13(d) and 14(d) of the Exchange Act) other than the Company and excluding the trustee of any Employee benefit plan sponsored by the Company or the Bank or any such plan itself, is or becomes a "beneficial owner" (as defined in Rule 13-d under the Exchange Act) directly or indirectly, of securities of the Company representing 25% or more of the Company's outstanding securities ordinarily having the right to vote at the election of directors; or

            (6) a proxy statement soliciting proxies from stockholders of the Company is disseminated by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged or converted into cash or property or securities not issued by the Company; or

            (7) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

            For these purposes, "Incumbent Board" means the Board of Directors on the effective date of this Plan, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by stockholders was approved by the same nominating committee serving under an Incumbent Board, shall be considered as though he were a member of the Incumbent Board.


          (e) "Committee" means a committee consisting of those members of the Compensation/Benefits Committee of the Company who are non-employee members of the Board of Directors, all of whom are "disinterested persons" as such term is defined" under Rule 16b-3 of the Exchange Act, as promulgated by the Securities and Exchange Commission.

          (f) "Common Stock" means the Common Stock of the Company, no par value per share.

          (g) "Date of Grant" means the date an Award granted by the Committee is effective pursuant to the terms hereof.

          (h) "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said participant's lifetime.

          (i) "Fair Market Value" means, with respect to shares of Common Stock, the fair market value as determined by the Committee in good faith and in a manner established by the Committee from time to time; provided, however, that if the shares of Common Stock are last sale reported over the counter securities, then the "fair market value" of such shares on any date shall be the average closing price for such securities for the five (5) trading days immediately preceding the date in question, as reported on the NASDAQ system.

          (j) "Incentive Stock Option" means an Option granted by the Committee to a Participant, which Option is designated by the Committee as an Incentive Stock Option pursuant to Section 8 and is intended to qualify as an Incentive Stock Option Plan under Section 422 of the Code.

          (k) "Non-statutory Stock Option" means an Option granted by the Committee to a Participant pursuant to Section 7, which is not designated by the Committee as an Incentive Stock Option or which is redesignated by the Committee under Section 8.1(6) as a Non-statutory Stock Option.

          (l) "Option" means Award granted under Section 7 or 8.

          (m) "Participant" means an employee of the Company or its affiliates chosen by the Committee to participate in the Plan.

          (n) "Plan Year(s)" means a calendar year or years commencing on or after January 1, 1996.

          (o) "Retirement" means retirement at the normal or early retirement date as set forth in any tax-qualified or non-tax qualified retirement plan of the Company or as determined under any retirement policy of the Company.

          (p) "Section 16" means Section 16 of the Exchange Act, as amended, and the rules and regulations thereunder.

          (q) "Termination for Cause" means termination because of


     Participant's intentional failure to perform stated duties, personal dishonesty, willful violation of any law, rule regulation (other than traffic violations or similar offenses) or final cease and desist order.

     3.   Administration

          The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to select participants, to determine the amount of Awards, to establish the terms and conditions of such Awards, to establish such rules and regulations as it deems necessary for the proper administration of the Plan, subject to Subsection 8, to impose a vesting schedule and to make whatever determinations and interpretations in connection with the Plan it sees as necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the plan and on their legal representatives and beneficiaries.

     4.   Types of Awards

          Awards under the Plan may be granted in any one or a combination of Non-statutory Stock Options and/or Incentive Stock Options.

     5.   Stock Subject to the Plan

          Subject to adjustment as provided in Section 14, the maximum number of shares reserved hereby for purchase pursuant to the exercise of options granted under the Plan shall not exceed 370,300 shares of Common Stock of the Company. These shares of Common Stock may be either authorized but unissued shares or shares previously issued and reacquired by the Company. To the extent that options granted under the Plan terminate, expire or are canceled without having been exercised, new awards may be made with respect to these shares.

     6.   Eligibility

          Officers and other employees of the Company or its affiliates shall be eligible to receive Awards and Directors who are not employees or officers of the Company or its affiliates shall not be eligible to receive Awards under the Plan.

     7.   Non-Statutory Stock Options

          7.1 Grant of Non-statutory Stock Options.

          The Committee may, from time to time, grant Non-statutory Stock Options to eligible employees and upon such terms and conditions as the Committee may determine, and may grant Non-statutory Stock Options in exchange for and upon surrender of previously granted Awards under this Plan. Non-statutory Stock Options granted under this Plan are subject to the following terms and conditions:

          (a) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Non-statutory Stock Option shall be determined by the Committee on the date the option is granted.
     Such purchase price shall not be less than 100% of the Fair Market Value of the Company's Common Stock on the Date of Grant. Shares may be purchased only upon full payment of the purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company at the Fair Market Value of such shares on the date of surrender.

          (b) Terms of Options. The term during which each Non-statutory Stock Option may be exercised shall be determined by the Committee, but in no event shall a Non-statutory Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant.

          (c) Termination of Employment. Except as provided in Section 7.1(d) hereof, unless otherwise determined by the Committee, upon the termination of a Participant's service for any reason other than Disability, death or Termination for Cause, the Participant's Non-statutory Stock Options shall be exercisable only as to those shares which were immediately exercisable by the participant at the date of termination and only for a period of three months following termination. Notwithstanding any provision set forth herein nor contained in any Agreement relating to the award of an Option, in the event of Termination for Cause, all rights under the Participant's Non-statutory Stock Options shall expire upon termination. In the event of death or termination of service as a result of Disability of any Participant, all Non-statutory Stock Options held by the Participant, whether or not exercisable at such time, shall be exercisable by the Participant or his legal representatives or beneficiaries of the Participant for one year or such longer period as determined by the Committee following the date of the Participant's death or termination of employment due to Disability, provided that in no event shall the period extend beyond the expiration of the Non-statutory Stock Option term.

          (d) Exception for Retirement. Notwithstanding the general rule contained in Section 7.1(c) above, all options which have become fully vested under the terms of Section 9 hereof held by a Recipient whose employment with the Company or an Affiliate terminates due to Retirement may be exercised for the lesser of (i) the remaining term of the option, or (ii) 12 months. Any Incentive Stock Option exercised more than 3 months after a Participant's retirement will be treated as a Non-statutory Stock Option.

     8.   Incentive Stock Options

          8.1 Grant of Incentive Stock Options.

          The Committee may, from time to time, grant Incentive Stock Options to eligible employees. Incentive Stock Options granted pursuant to the Plan shall be subject to the following terms and conditions:

          (a) Price. The purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Company's Common Stock on the Date of Grant. However, if a Participant owns stock possessing more than 10% of the total combined voting power of all classes of Common Stock of the Company, the purchase price per share of Common Stock deliverable upon the exercise of each Incentive Stock Option shall not be less than 110% of the Fair Market Value of the Company's Common Stock on the Date of Grant. Shares may be purchased only upon payment of the full purchase price. Payment of the purchase price may be made, in whole or in part, through the surrender of shares of the Common Stock of the Company at the Fair Market Value of such shares on the date of surrender.


          (b) Amounts of Options. Incentive Stock Options may be granted to any eligible employee in such amounts as determined by the Committee. In the case of an option intended to qualify as an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time the option is granted) of the Common Stock with respect to which Incentive Stock Options granted are exercisable for the first time by the Participant during any calendar year shall not exceed $100,000. The provisions of this Section 8.1(b) shall be construed and applied in accordance with Section 422(d) of the Code and the regulations, if any, promulgated thereunder. To the extent an award is in excess of such limit, it shall be deemed a Non-statutory Stock Option. The Committee shall have discretion to redesignate options granted as Incentive Stock Options as Non-statutory options.

          (c) Terms of Options.  The term during which each Incentive
     Stock Option may be exercised shall be determined by the Committee, but in no event shall an Incentive Stock Option be exercisable in whole or in part more than 10 years from the Date of Grant. If at the time an Incentive Stock Option is granted to an employee, the employee owns Common Stock representing more than 10% of the total combined voting power of the Company (or, under Section 422(d) of the Code, is deemed to own Common Stock representing more than 10% of the total combined voting power of all such classes of Common Stock, by reason of the ownership of such classes of Common Stock, directly or indirectly, by or for any brother, sister, spouse, ancestor or lineal descendent of such employee, or by or for any corporation, partnership, estate or trust of which such employee is a shareholder, partner or beneficiary), the Incentive Stock Option granted to such employee shall not be exercisable after the expiration of five years from the Date of Grant. No Incentive Stock Option granted under this Plan is transferable except by will or the laws of descent and distribution and is exercisable in his lifetime only by the Participant to whom it is granted.

          (d) Termination of Employment. Except as provided in Section 8.1(e) hereof, upon the termination of a Participant's service for any reason other than Disability, death or Termination for Cause, the Participant's Incentive Stock Options shall be exercisable by the Participant at the date of termination and only for a period of three months following termination. Notwithstanding any provisions set forth herein nor contained in any Agreement relating to an award of an Option, in the event of Termination for Cause all rights under the Participant's Incentive Stock Options shall expire immediately upon termination.

          Unless otherwise determined by the Committee, in the event of death or termination of service as a result of Disability of any Participant, all Incentive Stock Options held by such Participant, whether or not exercisable at such time, shall be exercisable by the Participant or the participant's legal representatives or beneficiaries of the Participant for one year following the date of the participant's death or termination of employment as a result of Disability. In no event shall the exercise period extend beyond the expiration of the Incentive Stock Option term.

          (e) Exception for Retirement. Notwithstanding the general rule contained in Section 8.1(d) above, all options which have become fully vested under the terms of Section 9 hereof held by a Participant whose employment with the Company or an Affiliate terminates due to Retirement may be exercised for the lesser of (i) the remaining term of the option or (ii) 12 months. Any Incentive Stock Option exercised more than 3 months after a Participant's Retirement will be treated as a Non-statutory Stock Option.

          (f) Compliance with Code.  The options granted under this
     Section 8 of the Plan are intended to qualify as incentive stock options within the meaning of Section 422 of the Code, but the Company makes no warranty as to the qualification of any option as an incentive stock option within the meaning of Section 422 of the Code.

     9.   Vesting Requirements

          Notwithstanding anything contained in Section 3 hereof, in compliance with the regulations of the Office of Thrift Supervision, all options granted hereunder, whether under Section 7 or Section 8, shall be subject to the following minimum vesting schedule:

          All options shall be subject to a five-year vesting schedule, vesting twenty percent (20%) a year, with vesting commencing on the first anniversary of the date of grant. By the fifth anniversary of the date of grant, all options shall have vested; provided, however, that in the event of a participant's disability or death, or in the event of the occurrence of a Change in Control, all options then held by such participant or his estate shall become immediately exercisable for the terms set forth in Sections 7 and 8 hereof.

          The Committee shall have the authority in its discretion, to impose greater vesting requirements than those set forth above.

     10.  Surrender Option

          In the event of a Participant's termination of employment as a result of death, disability or Retirement, the Participant (or the Participant's personal representative(s), heir(s), or devisee(s)) may, in a form acceptable to the Committee, make application to surrender all or part of options held by such Participant in exchange for a cash payment from the Company of an amount equal to the difference between the Fair Market Value of the Common Stock on the date of termination of employment and the exercise price per share of the option on the Date of Grant. Although it is anticipated that the Committee will not unreasonably object to such an application, whether the Committee accepts such application or determines to make payment, in whole or part is within its absolute and sole discretion, it being expressly understood that the Committee is under no obligation to any Participant whatsoever to make such payments. In the event that the Committee accepts such application and the Company determines to make payment, such payment shall be in lieu of the exercise of the underlying option and such option shall be canceled.

     11.  Rights of a Shareholder: Non-Transferability

          No Participant shall have any rights as a shareholder with respect to any shares covered by a Non-statutory and/or Incentive Stock Option until the date of issuance of a stock certificate for such shares. Nothing in this Plan or in any Award granted confers on any person any right to continue in the employ of the Company or its Affiliates or to continue to perform services for the Company or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate a Participant's services as an officer or other employee at any time.


          No Award under the Plan shall be transferable by the Participant other than by will or the laws of descent and distribution and may only be exercised during his lifetime by the Participant or by a guardian or legal representative.

     12.  Agreement with Grantees

          Each Award of Options will be evidenced by a written agreement, executed by the Participant and the Company which describes the conditions for receiving the Awards including the date of Award, the exercise price, applicable vesting and exercise periods, and any other terms and conditions as may be required by the Board of Directors or applicable securities law.

     13.  Dilution and Other Adjustments

          a) In the event of any change in the outstanding shares of Common Stock of the Company by reason of any stock dividend or split, recapitalization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares without receipt or payment of consideration by the Company, the Committee will make such adjustments to previously granted Awards, to prevent dilution or enlargement of the rights of the Participant, including any or all of the following:

          (a) adjustments in the aggregate number or kind of shares of Common Stock which may be awarded under the Plan;

          (b) adjustments in the aggregate number or kind of shares of Common Stock covered by Awards already made under the Plan; and/or

          (c) adjustments in the purchase price of outstanding Incentive and/or Non-statutory Stock Options, or any Limited Rights attached to such options.

          No such adjustments may, however, materially change the value of benefits available to a Participant under a previously granted Award.

          b) In the event of a consolidation, reorganization, merger or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company, the Committee and the Board of Directors will take one or more of the following actions, as to outstanding options: (i) provide that such options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, or (ii) in the event of a merger under the terms of which holders of the Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the merger (the "Merger Price"), make or provide for a cash payment to the Participants equal to the difference between
     (A) the Merger Price times the number of shares of Common Stock subject to such outstanding Options (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such outstanding Options in exchange for the termination of such Options.


     14.  Tax Withholding

          The Participant shall pay to the Company, or make provision satisfactory to the Committee for payment of, any taxes required by law to be withheld in respect of options under the Plan no later than the date of the event creating the tax liability. In the Committee's sole discretion, a Participant (other than a Participant subject to Section 16, who shall be subject to the following sentence) may elect to have such tax obligations paid, in whole or in part, in shares of Common Stock, including shares retained from the option creating the tax obligation. With respect to Participants subject to Section 16, upon the issuance of shares of Common Stock in respect of an option, such number of shares issuable shall be reduced by the number of shares necessary to satisfy such Participant's federal, and where applicable, state withholding tax obligations. For withholding tax purposes, the value of the shares of Common Stock shall be the Fair Market Value on the date the withholding obligation is incurred. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to the Participant.

     15.  Amendment of the Plan

          The Committee may at any time, and from time to time, modify or amend the Plan in any respect; provided that shareholder approval shall be required for any such modification or amendment which:

          (a) materially increases the maximum number of shares for which options may be granted under the Plan (subject, however, to the provisions of Section 13 hereof);

          (b) reduces the exercise price at which Awards may be granted (subject, however, to the provisions of Section 13 hereof);

          (c) extends the period during which options may be granted or exercised beyond the times originally prescribed; or

          (d) changes the persons eligible to participate in the Plan.

          Failure to ratify or approve amendments or modifications to subsections (a) through (d) of this Section by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions, sections, and subsections of this Plan will remain in full force and effect.

          No such termination, modification or amendment may affect the rights of a Participant under an outstanding Award.

     16.  Approval and Effective Date of Plan

          Pursuant to OTS regulations, if the Plan is to be implemented on or before September 29, 1996, the Plan must be approved by a majority of the shares eligible to be voted at a meeting of the Company's stockholders and then submitted to the OTS for its review and approval. This Plan will be effective as of the first day after its approval by the Company's stockholders and the OTS, assuming it is so approved. If the Plan receives the approval of less than a majority of the shares eligible to be voted at such meeting, but receives the approval of a majority of the shares actually voted at the meeting, the Plan will be effective as of October 1, 1996.


     17.  Termination of the Plan

          The right to grant Awards under the Plan will terminate ten (10) years after the Effective Date of the Plan. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his rights under a previously granted Award.

     18.  Applicable Law

          The Plan will be administered in accordance with the laws of the State of New Jersey.

     19.  Compliance with Section 16 of the Exchange Act

          Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions of the Plan or action by the Committee fail to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

          Notwithstanding any other provision of the Plan, in order to qualify for the exemption provided by Rule 16b-3 of the Act, any Common Stock acquired by a Participant subject to Section 16 of the Act (a "Section 16 Participant") upon exercise of an Option the common stock acquired may not be sold for six (6) months after the date of grant of the Option.

                                                                 EXHIBIT B

                            STATEWIDE FINANCIAL CORP.
                              AMENDED AND RESTATED
                  1996 STOCK OPTION PLAN FOR OUTSIDE DIRECTORS


     I.   Purposes

          The purposes of the Statewide Financial Corp. (the "Company") Amended and Restated 1996 Stock Option Plan for Outside Directors of the Company and its affiliates, including the outside directors of Statewide Savings Bank, S.L.A. (the "Association") (the "Directors' Option Plan" or the "Plan") are to promote the growth and profitability of the Company and the Association by providing outside directors of the Company and its affiliates with an incentive to achieve long-term objectives of the Company and to attract and retain non-employee directors of outstanding competence by providing such outside directors with an opportunity to acquire an equity interest in the Company.

     II.  Grant of Options

          (a) Initial Grant. Each outside director (for purposes of this Directors' Option Plan, the term "Outside Director" shall mean a member of the Board of Directors of the Company (the "Board") or any of its affiliates who is not also serving as a full-time employee of the Company or any of its affiliates), who is serving in such capacity on the date of the Company's initial public offering and at the effective date of this Directors' Option Plan, is hereby granted non-statutory stock options to purchase 26,450 shares of common stock of the Company ("Common Stock").


          The purchase price per share of the Common Stock deliverable upon the exercise of each non-statutory stock option shall be the Fair Market Value, as defined in Section II(d), of the Common Stock on the date of grant. The effective date of these initial grants shall be the effective date of the Directors' Option Plan as defined in Section V hereof ("Effective Date").

          (b) Grants to Subsequent Outside Directors. To the extent options are available for grant under the Directors' Option Plan, each outside director who is first appointed as a director of the Company subsequent to the Effective Date (a "Subsequent Outside Director") is hereby granted, as of the date on which such Subsequent Outside Director is qualified and first begins to serve, non-statutory stock options to purchase 26,450 shares of Common Stock, subject to adjustment pursuant to Section IV, or to purchase such lesser number of shares of Common Stock as remain in this Directors' Option Plan.

          The purchase price per share of the Common Stock deliverable upon exercise of such option shall equal the Fair Market value of the Common Stock on the date of the grant of this option as determined under paragraph (d) of this Section II.

          If options for sufficient shares are not available under the Directors' Option Plan to fulfill the grant under Section II(b) hereof to any Subsequent Outside Director first elected subsequent to the Effective Date, and thereafter options become available under the Directors' Option Plan, such Subsequent Outside Director shall then receive options to purchase an amount of shares of Common Stock determined by dividing equally among each Subsequent Outside Director, options for the number of shares then available under the Outside Directors' Plan, not to exceed options for shares with the values set forth in the preceding two paragraphs with respect to Subsequent Outside Directors, subject to adjustment under Section IV as appropriate. The date of grant shall be the date options for such shares become available. The purchase price per share of the Common Stock deliverable upon exercise of such options shall equal the Fair Market Value of the Common Stock on the date the option is granted as determined under the paragraph (d) of this Section II.

          (c) Ineligibility. An option under the Directors' Option Plan shall not be granted to any Outside Director who at any previous time was an employee of either the Company or the Association and in such capacity was eligible to receive any options to purchase Common Stock.

          (d) Fair Market Value. "Fair Market Value" means, with respect to shares of Common Stock, the fair market value as determined by the Committee in good faith and in a manner established by the Committee from time to time; provided, however, if the shares of Common Stock are last sale reported over the counter securities, then the "fair market value" of such shares on any date shall be the average closing price for such securities for the five (5) trading days immediately preceding the date in question, as reported on the NASDAQ system.

     III. Terms and Conditions

          (a) Option Agreement. Each option shall be evidenced by a written option agreement between the Company and the recipient specifying the numbers of shares of Common Stock that may be acquired through its exercise and containing such other terms and conditions which are not inconsistent with the terms of this grant.


          (b) Vesting.  Each option granted pursuant to Section II(a) or
     (b) hereof shall become exercisable in five annual installments of twenty percent (20%); provided, however, that in the event of recipient's termination of service due to death or Disability, the provisions of subsection (e) hereof shall govern and in the event of a Change in Control, all options then held by such recipient or his estate shall immediately become exercisable. Unless accelerated pursuant to the foregoing sentence, the first installment of options granted pursuant to Section II(a) or (b) shall vest one year from the date of grant.

            For purposes of this Plan, a "Change in Control" shall mean:

            (1) a reorganization, merger, consolidation or sale of all or substantially all of the assets of the Company, or a similar transaction in which the Company is not the resulting entity; or

            (2) individuals who constitute the Incumbent Board (as defined below) of the Company cease for any reason to constitute a majority thereof; or

            (3) the occurrence of a change in control within the meaning of 12 C.F.R. Section 574.4; or

            (4) an event of a nature that would be required to be reported in response to Item I of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or results in a change in control of the Company within the meaning of the Home Owners' Loan Act of 1933 and the Rules and Regulations promulgated by the Office of Thrift Supervision or its predecessor agency, as in effect on the date hereof; or

            (5) without limitation, a change in control shall be deemed to have occurred at such time as (i) any "person" (as the term is used in Section 13(d) and 14(d) of the Exchange Act) other than the Company and excluding the trustee of any Employee benefit plan sponsored by the Company or the Bank or any such plan itself, is or becomes a "beneficial owner" (as defined in Rule 13-d under the Exchange Act) directly or indirectly, of securities of the Company representing 25% or more of the Company's outstanding securities ordinarily having the right to vote at the election of directors; or

            (6) a proxy statement soliciting proxies from stockholders of the Company is disseminated by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged or converted into cash or property or securities not issued by the Company; or

            (7) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

            For purposes of this Plan, "Incumbent Board" means the Board of Directors on the effective date of this Plan, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by stockholders was approved by the same nominating committee serving under an Incumbent Board, shall be considered as though he were a member of the Incumbent Board.

          (c) Manner of Exercise. The option, when vested, may be exercised from time to time, in whole or in part, by delivering a written notice of exercise to the Chief Financial Officer of the Company signed by the recipient. Such notice is irrevocable and must be accompanied by full payment of the exercise price (as determined under Section II(a) or (b) hereof) in cash or shares of previously acquired Common Stock at the Fair Market Value of such shares determined on the exercise date.

          (d) Transferability. Each option granted hereby may be exercised only by the recipient to whom it is issued, or in the event of the Outside Director's death, his or her personal representative(s) or designee(s), heir(s) or devisee(s) pursuant to the terms of Section III(e) hereof or as otherwise provided by Rule 16b-3 of the Exchange Act.

          (e) Termination of Service. Upon the termination of a recipient's service for any reason other than Disability or death, the recipient's stock options shall be exercisable only as to those shares which were immediately exercisable by the recipient at the date of termination of service. Unless such termination of service was for cause, such options shall remain exercisable for the lesser of (i) the remaining term of the option or (ii) 12 months. If a recipient is removed for cause, all options granted to such recipient hereunder shall immediately terminate.

          In the event of death of a recipient or the termination of service due to Disability, all stock options held by such recipient, whether or not exercisable at such time, shall become immediately exercisable by the recipient or the recipient's legal representatives or beneficiaries and shall remain exercisable by the recipient or his/her estate for the lesser of (i) the remaining term of the option or (ii) twelve (12) months.

          For purposes of this Plan, "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an outside director to participate in the work of the Board and any Committees thereof to which he/she may be assigned, including attending meetings of the Board and such Committees. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Board that it is either not possible to determine when such disability will terminate or that it appears probable that such disability will be permanent during the remainder of said recipient's lifetime. "Cause" means the removal of an Outside Director or Subsequent Outside Director because of a material loss to the Company or one of its affiliates caused by the Outside Director or Subsequent Outside Director's personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease and desist order.

          (f) Termination of Option. Options shall expire one hundred and twenty (120) months following the date of grant.

     IV.  Common Stock Subject to the Directors' Option Plan

          (a) Subject to adjustment as provided in paragraph (b) hereof, the maximum number of shares reserved hereby for purchase pursuant to the exercise of options granted under the Plan shall not exceed 158,700 shares of Common Stock of the Company. These shares of Common Stock may be either authorized but unissued shares or shares previously issued and reacquired by the Company. To the extent that options granted under the Plan terminate, expire or are canceled without having been exercised, new awards may be made with respect to these shares.

          (b) In the event of any change or changes in the outstanding Common Stock of the Company effected without receipt of consideration by the Company or payment of consideration by the Company, such as by any stock dividend or split, recapitalization, reorganization, combination or any similar corporate change, or other increase or decrease in such shares the number of shares of Common Stock which may be issued under this Directors' Option Plan, the number of shares of Common Stock subject to options granted under this Directors' Option Plan and the option price of such options, shall be automatically adjusted to prevent dilution or enlargement of the rights granted to recipient under the Directors' Option Plan.

          (c) In the event of a consolidation, merger, reorganization or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company (collectively an "Extraordinary Event"), the following rules shall apply: (i) holders of Options shall continue to have the right to exercise their unexercised but currently exercisable Options on or before the day before the date of consummation of the Extraordinary Event, (ii) if any Option holders shall not have exercised their Options on or before the date of such consummation and if, under the terms of the Extraordinary Event holders of the Common Stock of the Company will receive upon consummation thereof payment in cash, securities or other property (the "Event Payment") for each share surrendered in the Extraordinary Event (the "Event Price"), then an Event Payment equal to the difference between (A) the Event Price times the number of shares of Common Stock subject to each Non-Employee Director's outstanding Options (to the extent then exercisable at prices not in excess of the Event Price) and (B) the aggregate exercise price of all such outstanding Options shall be made to each Non-Employee Director in exchange for the termination of such Options, (iii) notwithstanding the foregoing provisions of clause (ii), if the Extraordinary Event involves an exchange by the acquiring party solely of its voting securities in a reorganization pursuant to which holders of the Common Stock will not recognize gain or loss on the exchange of such securities until such holders dispose of the new voting securities acquired in such exchange, then the acquiring party shall have the right to provide that such Options shall be assumed, or equivalent options shall be substituted by the acquiring or succeeding corporation (or an affiliate thereof); provided that the Non-Employee


     Director shall not, as a result of such provision, be required to recognize gain or loss on the exchange of Options, (iv) in no event shall the operation of the foregoing provisions be permitted to cause the Non-Employee Director or the Plan to fail to comply with Rule 16b-3 of the Act, and (v) in the unlikely event any Options shall remain outstanding after giving effect to the foregoing provisions such Options shall terminate on the date the Extraordinary Event is consummated.

     V.   Approval and Effective Date of the Plan

          Pursuant to OTS regulations if the Plan is to be implemented on or before September 29, 1996, the Plan must be approved by a majority of the shares eligible to be voted at a meeting of the Company's stockholders at which the Plan is submitted for stockholder approval and by the OTS. The Plan will become effective upon the first day it is so approved by the stockholders and the OTS. If the Plan receives the approval of less than a majority of the shares eligible to be voted at such meeting, but receives the approval of a majority of the shares actually voted at the meeting, the Plan will be effective as of October 1, 1996.

     VI.  Termination of the Plan

          The right to grant options under the Directors' Option Plan will terminate automatically ten years after the Effective Date of the Plan. A majority of the outstanding shares of the Common Stock entitled to vote is required to terminate the Directors' Option Plan for any other reason; provided, however, no such termination shall, without the consent of the affected recipient, affect such recipient's rights under a previously granted option.

     VII. Taxes

          There may be deducted from each distribution of Common Stock under the Plan sufficient amounts to cover for any applicable tax obligations incurred as a result of the exercise of options under the Plan.

     VIII.  Amendment of the Plan

          The Directors' Option Plan may be amended form time to time by the Board of Directors of the Company provided that Sections II and III hereof shall not be amended more than once every six months other than to comport with the Internal Revenue Code of 1986, as amended, or the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder. Except as provided in Section IV hereof, rights and obligations under any option granted before an amendment shall not be altered or impaired by such amendment without the written consent of the optionee. If any amendment would require shareholder approval under Rule 16(b)-3, such amendment shall be presented to shareholders for ratification, provided, however, that the failure to obtain shareholder ratification shall not affect the validity of this Plan as so amended and the options granted thereunder.

     IX.  Applicable Law

          The Plan will be administered in accordance with the laws of the State of New Jersey.


     X.   Compliance with Section 16 of the Exchange Act

          Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent that any provision of the Plan fails to so comply, such provision shall be deemed null and void, to the extent permitted by law. Notwithstanding any other provision of the Plan, in order to qualify for the exemption provided by Rule 16b-3 under the Exchange Act, any Common Stock acquired by a Non-Employee Director upon exercise of an Option may not be sold for six (6) months after the date of grant of the Option. The Committee shall have no authority to take any action if the authority to take such action, or the taking of such action, would disqualify the Plan from the exemption provided by Rule 16b-3 under the Act.

                                                            EXHIBIT C

                            STATEWIDE FINANCIAL CORP.
            AMENDED AND RESTATED 1996 RECOGNITION AND RETENTION PLAN
                      FOR EXECUTIVE OFFICERS AND EMPLOYEES


     1.   Purpose

          The purpose of the Statewide Financial Corp. (the "Company") Amended and Restated 1996 Recognition and Retention Plan for Executive Officers and Employees (the "Plan") is to advance the interests of the Company and its shareholders by providing those key employees of the Company and its Affiliates, including Statewide Savings Bank, S.L.A. (the "Association"), upon whose judgment, initiative and efforts the successful conduct of the business of the Company and its affiliates largely depends, with additional incentive to perform in a superior manner. A purpose of the Plan is also to attract people of experience and ability to the service of the Company and its Affiliates.

     2.   Definitions

          (a) "Affiliate" means (i) a member of a controlled group of corporations of which the Company is a member, and (ii) an unincorporated trade or business which is under common control with the Company as determined in accordance with Section 414(c) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder. For purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in Section 1563(a) of the Code determined without regard to
     Section 1563(a)(4) and (e)(3)(C).

          (b) "Award" means a grant of Restricted Stock under the provisions of this Plan.

          (c) "Board of Directors" or "Board" means the Board of Directors of the Company.

          (d) "Change in Control" means:

            (1) a reorganization, merger, consolidation or sale of all or substantially all of the assets of the Company, or a similar transaction in which the Company is not the resulting entity; or

            (2) individuals who constitute the Incumbent Board (as defined below) of the Company cease for any reason to constitute a majority thereof; or

            (3) the occurrence of a change in control within the meaning of 12 C.F.R. Section 574.4; or

            (4) an event of a nature that would be required to be reported in response to Item I of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or results in a change in control of the Company within the meaning of the Home Owners' Loan Act of 1933 and the Rules and Regulations promulgated by the Office of Thrift Supervision or its predecessor agency, as in effect on the date hereof; or

            (5) without limitation, a change in control shall be deemed to have occurred at such time as (i) any "person" (as the term is used in Section 13(d) and 14(d) of the Exchange Act) other than the Company and excluding the trustee of any Employee benefit plan sponsored by the Company or the Bank or any such plan itself, is or becomes a "beneficial owner" (as defined in Rule 13-d under the Exchange Act) directly or indirectly, of securities of the Company representing 25% or more of the Company's outstanding securities ordinarily having the right to vote at the election of directors; or

            (6) a proxy statement soliciting proxies from stockholders of the Company is disseminated by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged or converted into cash or property or securities not issued by the Company; or

            (7) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

            For these purposes, "Incumbent Board" means the Board of Directors on the effective date of this Plan, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by stockholders was approved by the same nominating committee serving under an Incumbent Board, shall be considered as though he were a member of the Incumbent Board.

          (e) "Committee" means a committee consisting of those members of the Compensation/Benefits Committee of the Company who are non-employee members of the Board of Directors, all of whom are "disinterested persons" as such term is defined" under Rule 16b-3 of the Exchange Act, as promulgated by the Securities and Exchange Commission.

          (f) "Common Stock" means the common stock of the Company, no par value per share.


          (g) "Date of Grant" means the date an Award granted by the Committee is effective pursuant to the terms hereof.

          (h) "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an employee to perform the work customarily assigned to him. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said participant's lifetime.

          (i) "Participant" means an employee of the Company or its affiliates chosen by the Committee to participate in the Plan.

          (j) "Restricted Stock" means shares of the Common Stock granted hereunder and subject to the restrictions of Sections 6.2 and 6.3 hereof.

          (k) "Restriction Period" shall mean the period of time during which the Restricted Stock is subject to the restrictions of the Plan, to be set at the Committee's discretion subject to Section 6.3 hereof.

          (l) "Retirement" means retirement at the normal or early retirement date as set forth in any tax-qualified or non-tax qualified retirement plan of the Company or as determined under any retirement policy of the Company.

          (m) "Section 16" means Section 16 of the Securities Exchange Act, and the rules and regulations thereunder.

     3.   Administration

          The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to select participants, to determine the amount of Awards, to establish the terms and conditions of such Awards, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the plan and on their legal representatives and beneficiaries.

     4.   Stock Subject to the Plan

          The maximum number of shares reserved for issuance pursuant to Awards hereunder is 148,120 shares of Common Stock of the Company, subject to adjustment pursuant to Section 6.5 hereof. These shares of Common Stock may be either authorized but unissued shares or shares previously issued and reacquired by the Company. To the extent that Awards granted under the Plan are canceled prior to the end of their applicable Restriction Period, new Awards may be made with respect to these shares.

     5.   Eligibility

          Officers and other employees of the Company or its Affiliates shall be eligible to receive Awards and Directors who are not employees or officers of the Company or its affiliates shall not be eligible to receive Awards under the Plan.

     6.   Grants of Restricted Stock

          6.1 Awards

          Each Participant shall execute and deliver to the Committee an agreement as required under Section 8, an escrow agreement satisfactory to the Committee and the appropriate blank stock powers with respect to the Restricted Stock covered by such agreements. The Committee shall then cause stock certificates registered in the name of the Participant to be issued and deposited together with the stock powers with an escrow agent to be designated by the Committee. The Committee shall cause the escrow agent to issue to the Participant a receipt evidencing any stock certificate held by it registered in the name of the Participant.

          6.2 Restrictions

            (a) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restriction
     Period: (i) a Participant shall be issued, but shall not be entitled to delivery of the stock certificate; (ii) the shares of Common Stock shall be subject to the restrictions on transferability set forth in
     Section 7; (iii) the shares of Common Stock shall be forfeited and the stock certificates shall be returned to the Company and all rights of the Participant to such shares and as a shareholder shall terminate without further obligation on the part of the Company when a Participant leaves the employ of the Company, except in the case of Disability or death; and (iv) any other restrictions which the Committee may determine in advance are necessary or appropriate, including termination of Restricted Stock Awards to Grantees other than Employees.

          6.3 Restriction Period

          Notwithstanding anything contained in Section 3 hereof, in compliance with the regulations of the Office of Thrift Supervision, all Awards granted hereunder, shall be subject to the following minimum Restriction Period:

          All Awards shall be subject to a five-year Restriction Period, with restrictions lapsing on 20 percent of the Restricted Stock per year, commencing on the first anniversary of the date of the Award. Common Stock on which restrictions have lapsed shall not be subject to the provisions of Section 6.2 hereof. By the fifth anniversary of the date of grant, all restrictions shall have lapsed, provided, however, that in the event of a Participant's Disability or death, or in the event of a Change in Control, the remaining Restriction Period for any Award shall lapse and the shares of Common Stock held by such Participant shall immediately become unrestricted.

          The Committee shall have the authority in its discretion, to impose a greater Restriction Period for any Award than those set forth above.

          6.4 Delivery of Shares of Common Stock

            At the expiration of the Restriction Period, a stock certificate evidencing the Restricted Stock with respect to which the


     Restriction Period has expired (to the nearest full share) shall be delivered without charge to the Participant or his personal representative free of all restrictions under the Plan.

          6.5 Dilution and Adjustments

            (a) In the event of any change or changes in the outstanding Common Stock of the Company is effected without receipt of consideration by the Company or payment of consideration by the Company, such as by any stock dividend or split, recapitalization, reorganization, combination or any similar corporate change, or other increase or decrease in such shares, the number of shares of Common Stock which may be issued under this Plan shall be automatically adjusted.

            (b) In the event of a consolidation, merger, reorganization or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property or any other corporation or business entity (the "Surviving Corporation"), the Committee and the Board of Directors will provide that this Plan be assumed by the Surviving Corporation in such transaction, and that shares of the common stock of such Surviving Corporation shall be issued in exchange for shares of Common Stock subject to Awards hereunder and still subject to the restrictions of Section 6.2. Such replacement shares will remain subject to the restrictions of Section 6.2 for their remaining Restriction Period. The number of replacement shares issued in exchange for the Common Stock will be determined based upon the per share price paid all shareholders of the Company by the Surviving Corporation.

     7.   Non-Transferability

          Nothing in this Plan or in any Award granted confers on any person any right to continue in the employ of the Company, the Association or its Affiliates or to continue to perform services for the Company, the Association or its Affiliates or interferes in any way with the right of the Company or its Affiliates to terminate a Participant's services as an officer or other employee at any time.

          No Restricted Stock subject to an Award under the Plan shall be transferable by the participant other than by will or the laws of descent and distribution and may only be exercised during his lifetime by the Participant or by a guardian or legal representative.

     8.   Agreement with Participants

          Each Award will be evidenced by a written agreement, executed by the Participant and the Company which describes the conditions for receiving the Awards including the date of Award, the applicable Restriction Period, and any other terms and conditions as may be required by the Board of Directors or applicable securities law.

     9.   Tax Withholding

          Whenever shares of Common Stock are to be issued or delivered pursuant to the Plan, the Company shall have the right, in its sole discretion, to either (i) require the Participant to remit to the Company or (ii) withhold from any salary, wages or other compensation payable by the Company to the Participant, an amount sufficient to satisfy federal, state, and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Whenever payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy federal, state and local withholding tax requirements and authorized deductions.

     10.  Amendment of the Plan

          The Committee may at any time, and from time to time, modify or amend the Plan in any respect; provided that shareholder approval shall be required for any such modification or amendment which:

          (a) materially increases the maximum number of shares for which Awards may be granted under the Plan; or

          (b) changes the persons eligible to participate in the Plan.

          Failure to ratify or approve amendments or modifications to subsections (a) and (b) of this Section by shareholders shall be effective only as to the specific amendment or modification requiring such ratification. Other provisions, sections, and subsections of this Plan will remain in full force and effect.

          No such termination, modification or amendment may affect the rights of a Participant under an outstanding Award.

     11.  Approval and Effective Date of Plan

          Pursuant to OTS regulations, if the Plan is to be implemented on or before September 29, 1996, the Plan must be approved by a majority of the shares eligible to be voted at a meeting of the Company's stockholders and then submitted to the OTS for its review and approval. Assuming it is so approved, this Plan will be effective as of the first day after its approval by the Company's stockholders and the OTS. If the Plan receives the approval of less than a majority of the shares eligible to be voted at such meeting, but receives the approval of a majority of the shares actually voted at such meeting, the Plan will be effective as of October 1, 1996.

     12.  Termination of the Plan

          The right to grant Awards under the Plan will terminate ten (10) years after the Effective Date of the Plan. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his rights under a previously granted Award.

     13.  Applicable Law

          The Plan will be administered in accordance with the laws of the State of New Jersey.

     14.  Compliance with Section 16 of the Exchange Act

          Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions of the Plan or action by the Committee fail to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.


                                                            EXHIBIT D

                            STATEWIDE FINANCIAL CORP.
            AMENDED AND RESTATED 1996 RECOGNITION AND RETENTION PLAN
                              FOR OUTSIDE DIRECTORS


     1.   Purpose

          The purpose of the Statewide Financial Corp. (the "Company") Amended and Restated 1996 Recognition and Retention Plan for Outside Directors (the "Plan") is to promote the growth and profitability of the Company and its subsidiary, Statewide Savings Bank, S.L.A. (the "Association") by providing outside directors of the Company and its Affiliates with an incentive to achieve long-term objectives of the Company and to attract and retain non-employee directors of outstanding competence by providing such outside directors with an opportunity to acquire an equity interest in the Company.

     2.   Definitions

          (a) "Affiliate" means (i) a member of a controlled group of corporations of which the Company is a member, and (ii) an unincorporated trade or business which is under common control with the Company as determined in accordance with Section 414(c) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder. For purposes hereof, a "controlled group of corporations" shall mean a controlled group of corporations as defined in Section 1563(a) of the Code determined without regard to
     Section 1563(a)(4) and (e)(3)(C).

          (b) "Award" means a grant of Restricted Stock under the provisions of this Plan.

          (c) "Board of Directors" or "Board" means the Board of Directors of the Company.

          (d) "Change in Control" means:

            (1) a reorganization, merger, consolidation or sale of all or substantially all of the assets of the Company, or a similar transaction in which the Company is not the resulting entity; or

            (2) individuals who constitute the Incumbent Board (as defined below) of the Company cease for any reason to constitute a majority thereof; or

            (3) the occurrence of a change in control within the meaning of 12 C.F.R. Section 574.4; or

            (4) an event of a nature that would be required to be reported in response to Item I of the Current Report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or results in a change in control of the Company within the meaning of the Home Owners' Loan Act of 1933 and the Rules and Regulations promulgated by the Office of Thrift Supervision or its predecessor agency, as in effect on the date hereof; or

            (5) without limitation, a change in control shall be deemed to have occurred at such time as (i) any "person" (as the term is used in Section 13(d) and 14(d) of the Exchange Act) other than the Company and excluding the trustee of any Employee benefit plan sponsored by the Company or the Bank or any such plan itself, is or becomes a "beneficial owner" (as defined in Rule 13-d under the Exchange Act) directly or indirectly, of securities of the Company representing 25% or more of the Company's outstanding securities ordinarily having the right to vote at the election of directors; or

            (6) a proxy statement soliciting proxies from stockholders of the Company is disseminated by someone other than the current management of the Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Company or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the plan or transaction are exchanged or converted into cash or property or securities not issued by the Company; or

            (7) a tender offer is made for 25% or more of the voting securities of the Company and the shareholders owning beneficially or of record 25% or more of the outstanding securities of the Company have tendered or offered to sell their shares pursuant to such tender offer and such tendered shares have been accepted by the tender offeror.

            For these purposes, "Incumbent Board" means the Board of Directors on the effective date of this Plan, provided that any person becoming a director subsequent to the date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by stockholders was approved by the same nominating committee serving under an Incumbent Board, shall be considered as though he were a member of the Incumbent Board.

          (e) "Committee" means a committee consisting of those members of the Compensation/Benefits Committee of the Company.

          (f) "Common Stock" means the common stock of the Company, no par value per share.

          (g) "Date of Grant" means the date an Award granted by the Committee is effective pursuant to the terms hereof.

          (h) "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of an outside director to participate in the work of the Board and any Committees thereof to which he may be assigned, including attending meetings of the Board and such Committees. Additionally, a medical doctor selected or approved by the Board of Directors must advise the Board that it is either not possible to determine when such disability will terminate or that it appears probable that such disability will be permanent during the remainder of said recipient's lifetime.

          (i) "Participant" means an Outside Director (as defined in
     Section 5.1 (a)) or a Subsequent Outside Director (as defined in
     Section 5.1(b) hereof) who participates in the Plan.

          (j) "Restricted Stock" means shares of the Common Stock granted hereunder and subject to the restrictions of Sections 5.2 and 5.3 hereof.


          (k) "Restriction Period" shall mean the period of time during which the Restricted Stock is subject to the restrictions of the Plan set forth in Section 5.3 hereof.

          (l) "Section 16" means Section 16 of the Exchange Act, and the rules and regulations thereunder.

     3.   Administration

          The Plan shall be administered by the Committee. The Committee is authorized, subject to the provisions of the Plan, to establish such rules and regulations as it deems necessary for the proper administration of the Plan and to make whatever determinations and interpretations in connection with the Plan it deems necessary or advisable. All determinations and interpretations made by the Committee shall be binding and conclusive on all Participants in the plan and on their legal representatives and beneficiaries.

          4.  Stock Subject to the Plan

          The maximum number of shares reserved for issuance pursuant to Awards hereunder is 63,480 shares of Common Stock of the Company, subject to adjustment pursuant to Section 5.4. These shares of Common Stock may be either authorized but unissued shares or shares previously issued and reacquired by the Company. To the extent that Awards granted under the Plan are canceled prior to the end of their applicable Restriction Period, new Awards may be made with respect to these shares.

     5.   Grants of Restricted Stock

          5.1 Awards

            (a) Initial Awards. Each outside director (for purposes of this Plan, the term "Outside Director" shall mean a member of the Board of Directors or any of its Affiliates who is not also serving as a full-time employee of the Company or any of its Affiliates), who is serving in such capacity on the effective date of this Plan, is hereby granted an Award of 10,580 shares of Restricted Stock.

          The effective date of these initial Awards shall be the effective date of the Plan as defined in Section 10 hereof ("Effective Date").

          (b) Awards to Subsequent Outside Directors. To the extent shares of Restricted Stock are available for Awards under the Plan, each Outside Director who is first appointed as a director of the Company subsequent to the Effective Date (a "Subsequent Outside Director") is hereby granted, as of the date on which such Subsequent Outside Director is qualified and first begins to serve as an Outside Director, an Award of 10,580 shares of Restricted Stock or such lesser number of shares of Common Stock as remain in this Plan.

          If sufficient shares are not available under the Plan to fulfill Awards under Section 6.1(b) hereof to any Subsequent Outside Director and thereafter shares become available, such Subsequent Outside Director shall then receive Awards of Restricted Stock determined by dividing equally among each Subsequent Outside Director, Awards for the number of shares then available under the Plan. The date of grant shall be the date Awards for such shares become available.

          (c) Ineligibility. An Award under the Plan shall not be granted to any Outside Director who at any previous time was an employee of either the Company or the Association and in such capacity was eligible to receive any options to purchase Common Stock.

          5.2 Restrictions

            (a) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restriction
     Period: (i) a Participant shall be issued, but shall not be entitled to delivery of the stock certificate; (ii) the shares of Common Stock shall be subject to the restrictions on transferability set forth in
     Section 7; and (iii) the shares of Common Stock shall be forfeited and all rights of the Participant to such shares and as a shareholder shall terminate without further obligation on the part of the Company when a Participant leaves service with the Board of Directors of the Company or its Affiliates, except in the case of Disability or death.

          5.3 Restriction Period

          In compliance with the regulations of the Office of Thrift Supervision, all Awards granted hereunder, shall be subject to the following Restriction Period:

          All Awards shall be subject to a five-year Restriction Period, with restrictions lapsing on 20 percent of the Restricted Stock per year, commencing on the first anniversary of the date of the Award. Common Stock on which restrictions have lapsed shall not be subject to the provisions of Section 5.2 hereof. By the fifth anniversary of the date of grant, all restrictions shall have lapsed, provided, however, that in the event of a Participant's Disability or death, or upon the occurrence of a Change in Control, the remaining Restriction Period for any Award shall lapse and the shares of Common Stock held by such Participant shall become immediately unrestricted.

          5.4 Dilution and Adjustments

            (a) In the event of any change or changes in the outstanding Common Stock of the Company is effected without receipt of consideration by the Company or payment of consideration by the Company, such as by any stock dividend or split, recapitalization, reorganization, combination or any similar corporate change, or other increase or decrease in such shares, the number of shares of Common Stock which may be issued under this Plan shall be automatically adjusted.

            (b) In the event of a consolidation, merger, reorganization or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property or any other corporation or business entity (the "Surviving Corporation"), the Committee and the Board of Directors will provide that this Plan be assumed by the Surviving Corporation in such transaction, and that shares of the common stock of such Surviving Corporation shall be issued in exchange for shares of Common Stock subject to Awards hereunder and still subject to the restrictions of Section 5.2. Such replacement shares will remain subject to the restrictions of Section 5.2 for their remaining Restriction Period. The number of replacement shares issued in exchange for the Common Stock will be determined based upon the per share price paid all shareholders of the Company by the Surviving Corporation.

          5.5 Delivery of Shares of Common Stock

            At the expiration of the Restriction Period, a stock certificate evidencing the Restricted Stock with respect to which the Restriction Period has expired (to the nearest full share) shall be delivered without charge to the Participant or his personal representative free of all restrictions under the Plan.

     6.   Non-Transferability

          Nothing in this Plan or in any Award granted confers on any person any right to continue as a Director the Company or its Affiliates or to continue to perform services for the Company or its Affiliates.

     7.   Agreement with Participants

          Each Award will be evidenced by a written agreement, executed by the Participant and the Company which describes the conditions for receiving the Awards including the date of Award, the applicable Restriction Period, and any other terms and conditions as may be required by the Board of Directors or applicable securities law.

     8.   Tax Withholding

          Whenever shares of Common Stock are to be issued or delivered pursuant to the Plan, the Company shall have the right, in its sole discretion, to either (i) require the Participant to remit to the Company or (ii) withhold from any salary, wages or other compensation payable by the Company to the Participant, an amount sufficient to satisfy federal, state, and local withholding tax requirements prior to the delivery of any certificate or certificates for such shares. Whenever payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy federal, state and local withholding tax requirements and authorized deductions.

     9.   Amendment of the Plan

          This Plan may be amended form time to time by the Board of Directors of the Company provided that Section 5 hereof shall not be amended more than once every six months other than to comport with the Internal Revenue Code of 1986, as amended. If any amendment would require shareholder approval under Rule 16(b)-3, such amendment shall be presented to shareholders for ratification, provided, however, that the failure to obtain shareholder ratification shall not affect the validity of this Plan as so amended and the options granted thereunder.

     10.  Approval and Effective Date of Plan

          Pursuant to OTS regulations, if the Plan is to be implemented on or prior to September 29, 1996, the Plan must be approved by a majority of the shares eligible to be voted at a meeting of the Company's stockholders and then submitted to the OTS for its review and approval. If the Plan is so approved, the Plan will become effective 45 days after its approval by the Company stockholders and the OTS. If the Plan receives the approval of less than a majority of the shares eligible to be voted at such meeting but receives the approval of a majority of shares actually voted at such meeting, the Plan will be effective as of October 1, 1996.

     11.  Termination of the Plan

          The right to grant Awards under the Plan will terminate ten (10) years after the Effective Date of the Plan. The Board of Directors has the right to suspend or terminate the Plan at any time, provided that no such action will, without the consent of a Participant, adversely affect his rights under a previously granted Award.

     13.  Applicable Law

          The Plan will be administered in accordance with the laws of the State of New Jersey.

     14.  Compliance with Section 16 of the Exchange Act

          Transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act. To the extent any provisions of the Plan or action by the Committee fail to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

                            STATEWIDE FINANCIAL CORP.
                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                  Solicited on Behalf of the Board of Directors

          The undersigned hereby appoints the Board of Directors or any survivor thereof to vote all of the shares of Statewide Financial Corp. ("Statewide") standing in the undersigned's name at the Annual Meeting of Shareholders of Statewide, to be held at the Newark Airport Marriott, Newark International Airport, Newark, New Jersey 07114, on Wednesday, May 7, 1997, at 10:30 A.M., and at any adjournment thereof. The undersigned hereby revokes any and all proxies heretofore given with respect to such meeting.

          This proxy will be voted as specified below. If no choice is specified, the proxy will be voted "FOR" (1) Management's Nominees to The Board of Directors; (2) approval of amendments to the Statewide Financial Corp. 1996 Incentive Stock Option Plan; (3) approval of amendments to the Statewide Financial Corp. 1996 Stock Option Plan for Outside Directors; (4) approval of amendments to the Statewide Financial Corp. Recognition and Retention Plan for Executive Officers and Employees; and (5) approval of amendments to the Statewide Financial Corp. Recognition and Retention Plan for Outside Directors.

          The Board of Directors recommends a vote "FOR" approval of (1) Management's Nominees to The Board of Directors; (2) approval of amendments to the Statewide Financial Corp. 1996 Incentive Stock Option Plan; (3) approval of amendments to the Statewide Financial Corp. 1996 Stock Option Plan for Outside Directors; (4) approval of amendments to the Statewide Financial Corp. Recognition and Retention Plan for Executive Officers and Employees; and (5) approval of amendments to the Statewide Financial Corp. Recognition and Retention Plan for Outside Directors.

          1. Election of the following two (2) nominees to each serve for a three (3) year term of office as directors of Statewide:
              Maria Ramirez and Stephen R. Tilton.


                         FOR ALL NOMINEES
                    ----


            TO WITHHOLD AUTHORITY FOR ANY OF THE ABOVE NAMED NOMINEES, PRINT THE NOMINEE'S NAME ON THE LINE BELOW:


            ------------------------------------------------

                         WITHHOLD AUTHORITY FOR ALL NOMINEES
                    ----


          2.  Approval of Proposal 2, amendments to the Statewide
              Financial Corp. 1996 Incentive Stock Option Plan, as more fully described in the accompanying Proxy Statement.

                         FOR
                    ----


                         AGAINST
                    ----


                         ABSTAIN
                    ----



          3.  Approval of Proposal 3, amendments to the Statewide
              Financial Corp. 1996 Stock Option Plan for Outside
              Directors, as more fully described in the accompanying Proxy Statement.

                         FOR
                    ----


                         AGAINST
                    ----


                         ABSTAIN
                    ----



          4.  Approval of Proposal 4, amendments to the Statewide
              Financial Corp. Recognition and Retention Plan for Executive Officers and Employees, as more fully described in the accompanying Proxy Statement.


                         FOR
                    ----


                         AGAINST


                    ----


                         ABSTAIN
                    ----


          5.  Approval of Proposal 5, amendments to the Statewide
              Financial Corp. Recognition and Retention Plan for Outside Directors, as more fully described in the accompanying Proxy Statement.


                         FOR
                    ----


                         AGAINST
                    ----


                         ABSTAIN
                    ----


          6. In their discretion, such other business as may properly come before the meeting.


     Dated:         , 1997.   ----------------------------------
                              Signature


                              ----------------------------------
                              Signature

                              (Please sign exactly as your name appears.
                              When signing as an executor, administrator, guardian, trustee or attorney, please give your title as such. If signer is a corporation, please sign the full corporate name and then an authorized officer should sign his name and print his name and title below his signature. If the shares are held in joint name, all joint owners should sign.)

                              PLEASE DATE, SIGN AND RETURN THIS PROXY IN
                              THE ENCLOSED RETURN ENVELOPE.